    As filed with the Securities and Exchange Commission on January 26, 2007
                                                     1933 Act File No. 33-7637
                                                     1940 Act File No. 811-4775


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 39


                                      AND

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 40


                              MFS SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)

               500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Susan S. Newton, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

|_| immediately upon filing pursuant to paragraph (b)

|_| on [date]  pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(i)

|X|  on March 30, 2007 pursuant to paragraph (a)(i)

|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Class A Shares        Class 529A Shares     Class R Shares       Class R3 Shares
Class B Shares        Class 529B Shares     Class R1 Shares      Class R4 Shares
Class C Shares        Class 529C Shares     Class R2 Shares      Class R5 Shares
Class I Shares

MFS EMERGING GROWTH FUND

PROSPECTUS APRIL 1, 2007

The Prospectus describes the MFS Emerging Growth Fund. The investment objective of the fund is to seek capital appreciation.

RISK RETURN SUMMARY........................................     2
EXPENSE SUMMARY............................................     8
CERTAIN INVESTMENT POLICIES AND RISKS......................    11
MANAGEMENT OF THE FUND.....................................    12
DESCRIPTION OF SHARE CLASSES...............................    16
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES................    26
OTHER INFORMATION..........................................    36
FINANCIAL HIGHLIGHTS.......................................    40

The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in equity securities.

MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Emerging growth companies are companies that MFS believes are either early in their life cycle but have the potential to become major enterprises, or are major enterprises with the potential for above average earnings growth or accelerating earnings growth rates. Growth and emerging growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS may invest the fund's assets in companies of any size.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL INVESTMENT TYPES

EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

GROWTH COMPANY RISK: The stock of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHART. The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. Previously, the annual total returns for Class B were shown. Class A annual total returns are now being shown to be consistent with the presentation in prospectuses for other MFS funds. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

                        1997                    20.64%
                        1998                    24.49%
                        1999                    50.08%
                        2000                   (25.38)%
                        2001                   (25.82)%
                        2002                   (35.43)%
                        2003                    31.79%^
                        2004                    13.05%*
                        2005                     8.67%
                        2006                     7.54%

^ The 2003 total return includes proceeds received by the fund from a non-recurring litigation settlement. Excluding the effect of this payment, the fund's 2003 annual total return would have been 29.34%. (See Financial Highlights below for more information.)

* The 2004 total return includes proceeds received by the fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Excluding the effect of this payment, the fund's 2004 annual total return would have been 12.93%. (See Financial Highlights below for more information.)

During the periods shown in the bar chart, the highest quarterly return was 35.91% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (31.50)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE. This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

  o after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

Average Annual Total Returns (for the Periods Ended December 31, 2006)

--------------------------------------------------------------------------------
SHARE CLASS                                         1 YEAR   5 YEARS^  10 YEARS^
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                       2.72%     1.22%     2.66%
--------------------------------------------------------------------------------
C Shares, with CDSC (1% for 12 Months)               5.73%     1.60%     2.66%
--------------------------------------------------------------------------------
I Shares, at Net Asset Value                         7.83%     2.62%     3.71%
--------------------------------------------------------------------------------
529A Shares, With Initial Sales Charge (5.75%)       0.98%     0.84%     2.67%
--------------------------------------------------------------------------------
529B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                       2.46%     0.99%     2.55%
--------------------------------------------------------------------------------
529C Shares, with CDSC (1% for 12 Months)            5.47%     1.38%     2.55%
--------------------------------------------------------------------------------
R Shares, at Net Asset Value                         7.25%     2.16%     3.34%
--------------------------------------------------------------------------------
R1 Shares, at Net Asset Value                        6.64%     1.56%     2.64%
--------------------------------------------------------------------------------
R2 Shares, at Net Asset Value                        6.99%     1.67%     2.70%
--------------------------------------------------------------------------------
R3 Shares, at Net Asset Value                        7.09%     1.78%     2.76%
--------------------------------------------------------------------------------
R4 Shares, at Net Asset Value                        7.35%     2.32%     3.41%
--------------------------------------------------------------------------------
R5 Shares, at Net Asset Value                        7.71%     2.43%     3.47%
--------------------------------------------------------------------------------
A Shares, With Initial Sales Charge (5.75%)          1.36%     1.17%     2.83%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (5.75%)                    1.36%     1.17%     2.56%
--------------------------------------------------------------------------------
A Shares' Return After Taxes on Distributions
and Sale of Class A Shares, with Initial
Sales Charge (5.75%)                                 0.88%     0.99%     2.41%
--------------------------------------------------------------------------------
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
--------------------------------------------------------------------------------
Russell 3000 Growth Index *+                         9.46%     3.02%     5.34%
--------------------------------------------------------------------------------

^ A portion of each of the returns includes proceeds received by the fund from unrelated non-recurring events (see "Financial Highlights").
* The Russell 3000 Growth Index is constructed to provide a comprehensive barometer for the growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this Index generally have higher price-to-book ratios and higher forecasted growth values.
+ Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

The fund commenced investment operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 13, 1993, Class C shares on April 1, 1996, Class I shares on January 2, 1997, Class 529A, Class 529B and Class 529C shares on July 31, 2002, Class R shares on December 31, 2002, Class R3 shares on October 31, 2003 and Class R1, R2, R4 and R5 shares on April 1, 2005.

Performance for Class I, Class 529A, Class R, Class R4, and Class R5 shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class 529B, Class R1, Class R2, and Class R3 shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended. For periods ended prior to March 31, 2004, performance for Class I, Class 529A, and Class R shares included the performance of the fund's Class B shares ("Prior Methodology"). Performance for Class I, Class 529A, and Class R shares for periods prior to their offering now includes the performance of the fund's Class A shares because Class A shares now have a 10 year performance history and operating expenses that are more similar to Class I, Class 529A, and Class R share operating expenses. Under the Prior Methodology, Class I, Class 529A, and Class R performance would have been lower, and, for the periods ending December 31, 2006, would have been: for Class I shares, 7.83%-1 Year; 2.62%-5 Years; and 3.71%-10 Years; for Class 529A shares, 0.98%-1 Year; 0.76%-5 Years; and 2.24%-10 Years and for Class R shares, 7.25%-1 Year; 2.01%-5 Years; and 2.87%-10 Years.

EXPENSE SUMMARY

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
--------------------------------------------------------------------------------
                                    A AND       B AND    C AND
SHARE CLASS                         529A        529B     529C      I     ALL R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)       5.75%        N/A      N/A     N/A     N/A
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or redemption
proceeds, whichever is less)    See Below(#)    4.00%    1.00%    N/A     N/A
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
SHARE CLASS                              A           B           C          I
--------------------------------------------------------------------------------
Management Fee.....................    0.74%       0.74%       0.74%      0.74%
Distribution and Service (12b-1)
Fees(1)............................    0.25%       1.00%       1.00%       N/A
Other Expenses(2)..................    0.30%       0.30%       0.30%      0.30%
                                       ----       -----       -----      -----
Total Annual Fund Operating
Expenses(2)                            1.29%       2.04%       2.04%      1.04%
  Fee Reductions(3)................   (0.03)%     (0.03)%     (0.03)%    (0.03)%
                                      -----       -----       -----      -----
Net Expenses(2)....................    1.26%       2.01%       2.01%      1.01%

--------------------------------------------------------------------------------
SHARE CLASS                               529A            529B            529C
--------------------------------------------------------------------------------
Management Fee.....................       0.74%           0.74%          0.74%
Distribution and Service (12b-1)
Fees(1)............................       0.35%           1.00%          1.00%
Other Expenses(2)..................       0.55%           0.55%          0.55%
                                         -----           -----          -----
Total Annual Fund Operating
Expenses(2)........................       1.64%           2.29%          2.29%
  Fee Reductions(3)................      (0.03)%         (0.03)%        (0.03)%
                                         -----           -----          -----
Net Expenses(2)....................       1.61%           2.26%          2.26%

--------------------------------------------------------------------------------
SHARE CLASS                                 R              R1             R2
--------------------------------------------------------------------------------
Management Fee.....................       0.74%           0.74%          0.74%
Distribution and Service (12b-1)
Fees(1)............................       0.50%           0.75%          0.50%
Other Expenses(2)..................       0.30%           0.75%          0.70%
                                         -----           -----          -----
Total Annual Fund Operating
Expenses(2)........................       1.54%           2.24%          1.94%
  Fee Reductions(3)................      (0.03)%         (0.13)%        (0.18)%
                                         -----           -----          -----
Net Expenses(2)....................       1.51%           2.11%          1.76%

--------------------------------------------------------------------------------
SHARE CLASS                                R3              R4             R5
--------------------------------------------------------------------------------
Management Fee.....................       0.74%           0.74%          0.74%
Distribution and Service (12b-1)
Fees(1)............................       0.50%           0.25%           N/A
Other Expenses(2)..................       0.55%           0.45%          0.40%
                                         -----           -----          -----
Total Annual Fund Operating
Expenses(2)........................       1.79%           1.44%          1.14%
  Fee Reductions(3)................      (0.13)%         (0.03)%        (0.03)%
                                         -----           -----          -----
Net Expenses(2)....................       1.66%           1.41%          1.11%

# A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to any CDSC.
(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, and Class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. For the 529 classes only, "Other Expenses" include the program management fee described under "Management of the Fund." In addition, qualified tuition program accounts for which MFD serves as program manager are generally subject to a $25 annual account maintenance fee. Other qualified tuition program accounts may be subject to other account fees. Please see the program description and materials available from your financial intermediary for details about these account fees. For the Class R share classes only, "Other Expenses" also include an annual retirement plan administration and services fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to: 0.45% for Class R1, 0.40% for Class R2, 0.25% for Class R3, 0.15% for Class R4 and 0.10% for Class R5 shares.
(3) MFS has agreed in writing to reduce its management fee to 0.60% annually for assets in excess of $2.5 billion until at least February 28, 2009. See "Management of the Fund - Investment Adviser." In addition, MFS has agreed in writing to waive the retirement plan administration and service fee (included as part of "Other Expenses") to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares, until at least September 30, 2008.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

  o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

  o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

  o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
SHARE CLASS                              1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
A shares                                  $696     $  955     $1,237     $2,037
--------------------------------------------------------------------------------
B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period    $604     $  934     $1,293     $2,172
--------------------------------------------------------------------------------
  Assuming no redemption                  $204     $  634     $1,093     $2,172
--------------------------------------------------------------------------------
C shares
--------------------------------------------------------------------------------
  Assuming redemption at end of period    $304     $  634     $1,093     $2,364
--------------------------------------------------------------------------------
  Assuming no redemption                  $204     $  634     $1,093     $2,364
--------------------------------------------------------------------------------
I shares                                  $103     $  325      $ 568     $1,266
--------------------------------------------------------------------------------
529A shares                               $729     $1,057     $1,410     $2,402
--------------------------------------------------------------------------------
529B shares(1)
--------------------------------------------------------------------------------
  Assuming redemption at end of period    $629     $1,010     $1,420     $2,458
--------------------------------------------------------------------------------
  Assuming no redemption                  $229     $  710     $1,220     $2,458
--------------------------------------------------------------------------------
529C shares
--------------------------------------------------------------------------------
  Assuming redemption at end of period    $329     $  710     $1,220     $2,621
--------------------------------------------------------------------------------
  Assuming no redemption                  $229     $  710     $1,220     $2,621
--------------------------------------------------------------------------------
R shares                                  $154     $  481     $  834     $1,830
--------------------------------------------------------------------------------
R1 shares                                 $214     $  680     $1,181     $2,558
--------------------------------------------------------------------------------
R2 shares                                 $179     $  581     $1,020     $2,241
--------------------------------------------------------------------------------
R3 shares                                 $169     $  543     $  950     $2,088
--------------------------------------------------------------------------------
R4 shares                                 $144     $  450     $  781     $1,719
--------------------------------------------------------------------------------
R5 shares                                 $113     $  356     $  622     $1,381
--------------------------------------------------------------------------------

(1) Class B shares convert to class A shares and class 529B shares convert to class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect class A and class 529A expenses, respectively.

CERTAIN INVESTMENT POLICIES AND RISKS

TURNOVER

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle. Frequent trading also increases transaction costs, which may reduce the fund's return.

TEMPORARY DEFENSIVE POLICY

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended November 30, 2006, the fund paid MFS an effective management fee equal to 0.71% of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is 0.75% annually of the first $2.5 billion of the fund's average daily net assets and 0.70% in excess of $2.5 billion of the fund's average daily net assets. MFS has agreed in writing to reduce its management fee to 0.60% annually of the fund's average daily net assets in excess of $2.5 billion. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the fund's most recent annual report for the one year period that ends November 30.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $175 billion as of September 30, 2006.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al.
v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

--------------------------------------------------------------------------------
INFORMATION                             APPROXIMATE DATE OF POSTING TO WEB SITE
--------------------------------------------------------------------------------
Fund's full securities holdings
as of each month's end                  29 days after month end

--------------------------------------------------------------------------------
Fund's top 10 securities holdings
as of each month's end                  14 days after month end

--------------------------------------------------------------------------------

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

PORTFOLIO MANAGER(S)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER      PRIMARY ROLE     SINCE    TITLE AND FIVE YEAR HISTORY
--------------------------------------------------------------------------------
Eric B. Fischman       Portfolio        2002     Vice President of MFS; employed
                       Manager                   in the investment management
                                                 area of MFS since 2000.
--------------------------------------------------------------------------------

ADMINISTRATOR

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.45% for Class R1; 0.40% for Class R2; 0.25% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares. MFS has agreed in writing to waive the annual fee to 0.35% for Class R1, 0.25% for Class R2, and 0.15% for Class R3, until at least September 30, 2008.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including payments made to affiliated and unaffiliated service providers that provide certain accounting, network, subtransfer agent and other shareholder services (shareholder servicing payments) and out-of-pocket expenses, plus a target profit margin.

PROGRAM MANAGER(S)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes of the fund are included as investment options to program participants. The fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code (the "Code") and other regulatory requirements under a Master 529 Administrative Services Agreement.

Under the Agreement, the fund pays MFD an annual fee for these services of up to 0.35% of the average daily net assets attributable to each 529 share class. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the fund's Board of Trustees. MFD may pay a portion of this fee to third parties who provide these services.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

DESCRIPTION OF SHARE CLASSES

The fund offers Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus.

Class I shares generally are available only to the following eligible investors:

  o certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

  o funds distributed by MFD that invest primarily in shares of MFS funds;

  o retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and
    (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

  o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

  o certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

Class 529A, Class 529B and Class 529C shares are generally only available to qualified tuition programs (tuition programs) established in accordance with
Section 529 of the Code.

Class R shares are available for purchase only by retirement plans that held Class R shares of a fund on March 31, 2005, and by retirement plans (other than plans for which MFS or an affiliate provides participant recordkeeping, and plans for which MFS Heritage Trust Company serves as a trustee) that are held by MFSC at the plan or omnibus level.

Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available to retirement plans only if either MFS or one of its affiliates is responsible for providing participant recordkeeping services (Serviced Plan) or MFS or one of its affiliates has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services (Alliance Plan). Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

A Serviced Plan will be limited as to which class of shares it will be eligible to purchase under the terms of the service agreement between MFS or an affiliate and the sponsor of the retirement plan. Currently only Class R1, Class R2, Class R3, Class R4, Class R5, and Class I shares are offered to Serviced Plans; provided that Serviced Plans that held certain other classes of shares of a fund on June 30, 2005 (March 31, 2005, with respect to Class R shares), may purchase additional shares of the same class of the fund and may exchange their shares for shares of the same class of any other fund.

SALES CHARGES AND WAIVERS OR REDUCTIONS

You may be subject to an initial sales charge when you purchase Class A or Class 529A shares, or a CDSC when you redeem Class A, Class B, Class C, Class 529B or Class 529C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund's Web site at MFS.COM. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529s plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

CLASS A AND CLASS 529A SHARES. You may purchase Class A and Class 529A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A and Class 529A shares without an initial sales charge; in these cases, for Class A shares only, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A or Class 529A shares differs depending upon the amount you invest, as follows:

--------------------------------------------------------------------------------
                                      INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                      ---------------------------------------
                                   GROSS PURCHASE AMOUNT
AMOUNT OF PURCHASE                   (OFFERING PRICE*)       NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50,000                          5.75%                    6.10%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             4.75%                    4.99%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.75%                    3.90%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.75%                    2.83%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          2.00%                    2.04%
--------------------------------------------------------------------------------
$1,000,000 or more                        None**                   None**
--------------------------------------------------------------------------------

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
** For Class A shares only, a 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A and Class 529A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by
MFD). However, for Class A shares, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS B AND CLASS 529B SHARES. You may purchase Class B and Class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

--------------------------------------------------------------------------------
YEAR OF REDEMPTION AFTER PURCHASE        1st   2nd   3rd   4th   5th   6th   7th
--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE          4%    4%    3%    3%    2%    1%    0%
--------------------------------------------------------------------------------

If you hold Class B or Class 529B shares for approximately eight years, they will convert to Class A or Class 529A shares of the fund, respectively. All Class B or Class 529B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B or Class 529B shares in your account convert to Class A or Class 529A shares, a proportionate number of the Class B or Class 529B shares in the sub-account will also convert to Class A or Class 529A shares, respectively.

CLASS C AND CLASS 529C SHARES. You may purchase Class C or Class 529C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS I SHARES. Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, AND CLASS R5 SHARES. Eligible retirement plans may purchase Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

SALES CHARGE WAIVERS OR REDUCTIONS. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

--------------------------------------------------------------------------------
                                             INVESTMENTS ELIGIBLE FOR:
                                             -------------------------
                                   WAIVED INITIAL    REDUCED INITIAL    WAIVED
PROGRAM                             SALES CHARGE       SALES CHARGE      CDSC
--------------------------------------------------------------------------------
Letter of Intent                                            X
--------------------------------------------------------------------------------
Right of Accumulation                                       X
--------------------------------------------------------------------------------
Automatic Exchange Plan                  X*
--------------------------------------------------------------------------------
Exchange Privilege                       X*
--------------------------------------------------------------------------------
Systematic Withdrawal Plan                                                X**
--------------------------------------------------------------------------------
Distribution Reinvestment                X
--------------------------------------------------------------------------------
Distribution Investment Program          X
--------------------------------------------------------------------------------
Other Sales Charge Waivers               X                                X
--------------------------------------------------------------------------------

* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
** Not available for Class A shares and limited for Class B, Class C, Class 529B and Class 529C shares.

  o LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

    For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

    To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

  o RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

  o LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

    Eligible accounts that you may link under a LOI and ROA may include:

    o Individual accounts;

    o Joint accounts;

    o Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

    o MFS 529 College Savings Plan accounts;

    o Certain single-participant retirement plan accounts;

    o Certain Individual Retirement Accounts;

    o Uniform Gifts/Transfers to Minor Acts accounts; and

    o Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

    In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

    o Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

    o Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

    It is your responsibility to inform the broker/dealer for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

    SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

  o AUTOMATIC EXCHANGE PLAN (not available for R share classes). If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A or Class 529A shares out of the MFS Cash Reserve Fund into Class A or Class 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

  o SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5. For Class B, Class C, Class 529B and Class 529C shares, you may incur a CDSC when Class B, Class C, Class 529B or Class 529C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (with respect to Class B or Class 529B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C or Class 529C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

  o DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

  o DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

CALCULATION OF CDSC. As discussed above, certain investments in Class A, Class B, Class C, Class 529B, and Class 529C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

DISTRIBUTION AND SERVICE FEES

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, and Class R4 shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I or Class R5 shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

--------------------------------------------------------------------------------
                                                                 MAXIMUM TOTAL
                     MAXIMUM                                   DISTRIBUTION AND
CLASS           DISTRIBUTION FEE      MAXIMUM SERVICE FEE         SERVICE FEE
--------------------------------------------------------------------------------
Class A               0.10%                  0.25%                  0.35%
--------------------------------------------------------------------------------
Class B               0.75%                  0.25%                  1.00%
--------------------------------------------------------------------------------
Class C               0.75%                  0.25%                  1.00%
--------------------------------------------------------------------------------
Class 529A            0.25%                  0.25%                  0.50%
--------------------------------------------------------------------------------
Class 529B            0.75%                  0.25%                  1.00%
--------------------------------------------------------------------------------
Class 529C            0.75%                  0.25%                  1.00%
--------------------------------------------------------------------------------
Class R               0.25%                  0.25%                  0.50%
--------------------------------------------------------------------------------
Class R1              0.50%                  0.25%                  0.75%
--------------------------------------------------------------------------------
Class R2              0.25%                  0.25%                  0.50%
--------------------------------------------------------------------------------
Class R3              0.25%                  0.25%                  0.50%
--------------------------------------------------------------------------------
Class R4               N/A                   0.25%                  0.25%
--------------------------------------------------------------------------------

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. However, to the extent the Class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses.

The Class A distribution fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

A portion of the Class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

FINANCIAL INTERMEDIARY COMPENSATION

The term "financial intermediary" includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

--------------------------------------------------------------------------------
                                             UP FRONT COMMISSION AS A
             SHARE CLASS                   PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------------------
        Class A or Class 529A                          5.75%
--------------------------------------------------------------------------------
        Class B or Class 529B                          3.75%
--------------------------------------------------------------------------------
        Class C or Class 529C                          1.00%
--------------------------------------------------------------------------------

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; 529 administrative services fees as described in "Management of the Fund - Program Manager(s)"; retirement plan administration and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

HOW TO PURCHASE SHARES

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

CLASS A, CLASS B, AND CLASS C SHARES. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

  o ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

    o BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

    o BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

    o ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

    o BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

    o AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

  o ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

CLASS I SHARES. With respect to Class I shares, you can establish an account through your MFD representative, by contacting MFSC directly, or by having your financial intermediary process your purchase. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

R SHARE CLASSES. With respect to the R share classes, you can establish an account through your financial intermediary or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of such class of shares.

Class R shares are available for purchase only by retirement plans that held Class R shares of a fund on March 31, 2005, and by retirement plans (other than plans for which MFS or an affiliate provides participant recordkeeping, and plans for which MFS Heritage Trust Company serves as a trustee) that are held by MFSC at the plan or omnibus level.

529 SHARE CLASSES. With respect to the 529 share classes, you can establish an account by having your financial intermediary process your purchase. Generally, the minimum initial investment is $250. MFSC waives or lowers the initial investment minimums for certain types of investors and investments.

You may have your financial intermediary process your subsequent purchases or you may contact MFSC directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

Purchases of Class 529B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class 529C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class 529B share purchases or $999,999 for Class 529C share purchases, you will not be able to purchase Class 529B or Class 529C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

In addition, the Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application. An account owner of a newly-established account under a tuition program in which the designated beneficiary is age 12 or older will not be permitted to purchase Class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Please see the program description for details and additional restrictions.

  o ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

    o BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

    o BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

    o ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

    o BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

    o AUTOMATIC PURCHASE PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

  o ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

HOW TO REDEEM SHARES

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

REDEEMING DIRECTLY THROUGH MFSC.

  o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

  o BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

  o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

  o SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Any applicable CDSC will be assessed. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

HOW TO EXCHANGE SHARES

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Eligible qualified retirement plans other than Serviced Plans can exchange their Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares for shares of the MFS Money Market Fund. In addition, Serviced Plans holding Class R or Class R3 shares on March 31, 2005, can exchange their Class R or Class R3 shares for shares of the MFS Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

Your ability to exchange your Class 529A, Class 529B, or Class 529C shares of the fund for corresponding Class 529A, Class 529B, and Class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Except with respect to the R share classes, the minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments. There is no minimum exchange amount for the R share classes.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

OTHER CONSIDERATIONS

FREQUENT TRADING

  o RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the purchase and exchange limitation policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

  o PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

  o SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

    o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

    In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

    Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

  o LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

    In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

  o FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

    In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

    To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

UNAUTHORIZED TRANSACTIONS. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

ABILITY TO CONTACT MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

RESERVATION OF OTHER RIGHTS. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

ANTI-MONEY LAUNDERING RESTRICTIONS. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

CONFIRMATIONS IN QUARTERLY STATEMENTS. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

VALUATION

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

The fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.

DISTRIBUTION OPTIONS

The following distribution options are generally available:

  o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

  o Dividend distributions in cash; capital gain distributions reinvested in additional shares;

  o Dividend and capital gain distributions in cash; or

  o Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

Dividends and capital gain distributions for Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C will automatically be reinvested in additional shares of the fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

The fund is an investment option under one or more tuition programs designed to qualify under Section 529 so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes. State and local income taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to distributions made under certain circumstances, including certain distributions made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Distributions attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

You are urged to consult your own tax adviser for information about the federal, state, and local tax consequences of your investment in the fund's 529 share classes.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years
(or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS
Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the
Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is
Deloitte & Touche LLP.

                                                                             YEARS ENDED 11/30
                                               -----------------------------------------------------------------------------
                                                  2006           2005           2004                2003             2002

CLASS A
Net asset value, beginning of period           $    34.49     $   30.53      $    27.91          $    22.90       $    32.50
                                               ----------     ----------     ----------          ----------       ----------
Income (loss) from investment operations
Net investment loss (d)                        $    (0.20)    $    (0.20)    $    (0.16)         $    (0.16)      $    (0.19)
Net realized and unrealized gain (loss)
on investments and foreign currency                  3.15           4.16           2.78                5.17            (9.41)
                                               ----------     ----------     ----------          ----------       ----------
Total from investment operations               $     2.95     $     3.96     $     2.62          $     5.01       $    (9.60)
                                               ----------     ----------     ----------          ----------       ----------
Net asset value, end of period                 $    37.44     $    34.49     $    30.53          $    27.91       $    22.90
                                               ==========     ==========     ==========          ==========       ==========
Total return (%) (r)(s)(t)                           8.55          12.97           9.39(b)(q)         21.93(j)        (29.57)
                                               ----------     ----------     ----------          ----------       ----------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               1.29           1.31           1.29                1.33             1.27
Expenses after expense reductions (f)                1.26           1.27           1.26                 N/A             1.27
Net investment loss                                 (0.56)         (0.65)         (0.55)              (0.65)           (0.69)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)      $2,152,378     $2,359,893     $2,463,488          $2,676,123       $2,512,127

                                                                              YEARS ENDED 11/30
                                                 ---------------------------------------------------------------------------
                                                   2006          2005           2004                2003             2002

CLASS B
Net asset value, beginning of period             $  31.78     $    28.34     $    26.12          $    21.59       $    30.87
                                                 --------     ----------     ----------          ----------       ----------
Income (loss) from investment operations
Net investment loss (d)                          $  (0.43)    $    (0.41)    $    (0.36)         $    (0.32)      $    (0.38)
Net realized and unrealized gain (loss)
on investments and foreign currency                  2.89           3.85           2.58                4.85            (8.90)
                                                 --------     ----------     ----------          ----------       ----------
Total from investment operations                 $   2.46     $     3.44     $     2.22          $     4.53       $    (9.28)
                                                 --------     ----------     ----------          ----------       ----------
Net asset value, end of period                   $  34.24     $    31.78     $    28.34          $    26.12       $    21.59
                                                 ========     ==========     ==========          ==========       ==========
Total return (%) (r)(s)(t)                           7.74          12.14           8.50(b)(q)         20.98(j)        (30.08)
                                                 --------     ----------     ----------          ----------       ----------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               2.04           2.06           2.04                2.08             2.02
Expenses after expense reductions (f)                2.01           2.02           2.01                 N/A             2.02
Net investment loss                                 (1.32)         (1.39)         (1.32)              (1.39)           (1.45)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)        $675,784     $1,045,179     $1,507,258          $2,117,444       $2,332,435

                                                                              YEARS ENDED 11/30
                                                 ---------------------------------------------------------------------------
                                                   2006           2005           2004                2003             2002

CLASS C
Net asset value, beginning of period             $  31.60       $  28.18       $  25.97            $  21.46         $  30.69
                                                 --------       --------       --------            --------         --------
Income (loss) from investment operations
Net investment loss (d)                          $  (0.42)      $  (0.40)      $  (0.35)           $  (0.31)        $  (0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency                  2.86           3.82           2.56                4.82            (8.86)
                                                 --------       --------       --------            --------         --------
Total from investment operations                 $   2.44       $   3.42       $   2.21            $   4.51         $  (9.23)
                                                 --------       --------       --------            --------         --------
Net asset value, end of period                   $  34.04       $  31.60       $  28.18            $  25.97         $  21.46
                                                 ========       ========       ========            ========         ========
Total return (%) (r)(s)(t)                           7.72          12.14           8.51(b)(q)         21.02(j)        (30.07)
                                                 --------       --------       --------            --------         --------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               2.04           2.06           2.04                2.08             2.02
Expenses after expense reductions (f)                2.01           2.02           2.01                 N/A             2.02
Net investment loss                                 (1.32)         (1.39)         (1.31)              (1.40)           (1.45)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)        $151,723       $188,715       $226,371            $283,183         $298,296

                                                                              YEARS ENDED 11/30
                                                  --------------------------------------------------------------------------
                                                   2006           2005           2004                2003             2002

CLASS I
Net asset value, beginning of period              $ 35.24        $ 31.11        $ 28.39             $ 23.23          $ 32.89
                                                  -------        -------        -------             -------          -------
Income (loss) from investment operations
Net investment loss (d)                           $ (0.11)       $ (0.13)       $ (0.09)            $ (0.10)         $ (0.12)
Net realized and unrealized gain (loss)
on investments and foreign currency                  3.22           4.26           2.81                5.26            (9.54)
                                                  -------        -------        -------             -------          -------
Total from investment operations                  $  3.11        $  4.13        $  2.72             $  5.16          $ (9.66)
                                                  -------        -------        -------             -------          -------
Net asset value, end of period                    $ 38.35        $ 35.24        $ 31.11             $ 28.39          $ 23.23
                                                  =======        =======        =======             =======          =======
Total return (%) (r)(s)                              8.83          13.28           9.58(b)(q)         22.21(j)        (29.37)
                                                  -------        -------        -------             -------          -------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               1.04           1.06           1.04                1.07             1.02
Expenses after expense reductions (f)                1.01           1.02           1.01                 N/A             1.02
Net investment loss                                 (0.31)         (0.40)         (0.31)              (0.40)           (0.44)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)         $76,727        $86,254        $88,452             $90,539          $71,750

                                                                               YEARS ENDED 11/30
                                                   -------------------------------------------------------------------------
                                                    2006           2005           2004                2003           2002(i)

CLASS 529A
Net asset value, beginning of period               $34.08         $30.27         $27.79              $22.87           $22.70
                                                   ------         ------        -------              ------           ------
Income (loss) from investment operations
Net investment loss (d)                            $(0.31)        $(0.32)        $(0.24)             $(0.26)          $(0.04)
Net realized and unrealized gain (loss)
on investments and foreign currency                  3.13           4.13           2.72                5.18             0.21
                                                   ------         ------        -------              ------           ------
Total from investment operations                   $ 2.82         $ 3.81         $ 2.48              $ 4.92           $ 0.17
                                                   ------         ------        -------              ------           ------
Net asset value, end of period                     $36.90         $34.08         $30.27              $27.79           $22.87
                                                   ======         ======        =======              ======           ======
Total return (%) (r)(s)(t)                           8.27          12.59           8.92(b)(q)         21.51(j)          0.75(n)
                                                   ------         ------         ------              ------           ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               1.64           1.66           1.63                1.67             1.62(a)
Expenses after expense reductions (f)                1.61           1.62           1.60                 N/A             1.62(a)
Net investment loss                                 (0.91)         (1.01)         (0.85)              (1.07)           (0.71)(a)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)          $  847         $  599         $  437              $  258           $   17

                                                                               YEARS ENDED 11/30
                                                   -------------------------------------------------------------------------
                                                    2006           2005           2004                2003           2002(i)

CLASS 529B
Net asset value, beginning of period               $31.53         $28.18         $26.04              $21.56           $21.46
                                                   ------         ------         ------              ------           ------
Income (loss) from investment operations
Net investment loss (d)                            $(0.50)        $(0.48)        $(0.41)             $(0.41)          $(0.10)
Net realized and unrealized gain (loss)
on investments and foreign currency                  3.00           3.83           2.55                4.89             0.20
                                                   ------         ------         ------              ------           ------
Total from investment operations                   $ 2.50         $ 3.35         $ 2.14              $ 4.48           $ 0.10
                                                   ------         ------         ------              ------           ------
Net asset value, end of period                     $34.03         $31.53         $28.18              $26.04           $21.56
                                                   ======         ======         ======              ======           ======
Total return (%) (r)(s)(t)                           7.93          11.89           8.22(b)(q)         20.72(j)          0.51(n)
                                                   ------         ------         ------              ------           ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               2.29           2.31           2.28                2.33             2.27(a)
Expenses after expense reductions (f)                2.26           2.27           2.25                 N/A             2.27(a)
Net investment loss                                 (1.56)         (1.65)         (1.51)              (1.72)           (1.41)(a)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)          $  229         $  210         $  212              $  130           $    8

                                                                               YEARS ENDED 11/30
                                                   -------------------------------------------------------------------------
                                                    2006           2005           2004                2003           2002(i)

CLASS 529C
Net asset value, beginning of period               $31.34         $28.02         $25.89              $21.44           $21.33
                                                   ------         ------         ------              ------           ------
Income (loss) from investment operations
Net investment loss (d)                            $(0.50)        $(0.53)        $(0.41)             $(0.38)          $(0.10)
Net realized and unrealized gain (loss)
on investments and foreign currency                  3.12           3.85           2.54                4.83             0.21
                                                   ------         ------         ------              ------           ------
Total from investment operations                   $ 2.62         $ 3.32         $ 2.13              $ 4.45           $ 0.11
                                                   ------         ------         ------              ------           ------
Net asset value, end of period                     $33.96         $31.34         $28.02              $25.89           $21.44
                                                   ======         ======         ======              ======           ======
Total return (%) (r)(s)(t)                           8.36          11.85           8.23(b)(q)         20.76(j)          0.52(n)
                                                   ------         ------         ------              ------           ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)               2.29           2.34           2.28                2.33             2.27(a)
Expenses after expense reductions (f)                2.26           2.30           2.25                 N/A             2.27(a)
Net investment loss                                 (1.55)         (1.74)         (1.52)              (1.67)           (1.45)(a)
Portfolio turnover                                    124             88             89                 100              116
Net assets at end of period (000 omitted)          $  124         $   91         $   28              $   17           $    6

                                                              YEARS ENDED 11/30
                                               ----------------------------------------------
                                                2006        2005        2004          2003(i)

CLASS R
Net asset value, beginning of period           $ 34.23     $ 30.38     $27.86          $21.40
                                               -------     -------     ------          ------
Income (loss) from investment operations
Net investment loss (d)                        $ (0.29)    $ (0.29)    $(0.19)         $(0.24)
Net realized and unrealized gain (loss)
on investments and foreign currency               3.13        4.14       2.71            6.70
                                               -------     -------     ------          ------
Total from investment operations               $  2.84     $  3.85     $ 2.52          $ 6.46
                                               -------     -------     ------          ------
Net asset value, end of period                 $ 37.07     $ 34.23     $30.38          $27.86
                                               =======     =======     ======          ======
Total return (%) (r)(s)                           8.30       12.67       9.05(b)(q)     30.19(j)(n)
                                               -------     -------     ------          ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)            1.54        1.57       1.52            1.56(a)
Expenses after expense reductions (f)             1.51        1.53       1.49             N/A
Net investment loss                              (0.81)      (0.92)     (0.68)          (1.02)(a)
Portfolio turnover                                 124          88         89             100
Net assets at end of period (000 omitted)      $11,083     $14,287     $7,596          $  244

                                                YEARS ENDED 11/30
                                               ------------------
                                                2006      2005(i)

CLASS R1
Net asset value, beginning of period           $31.75      $27.89
                                               ------------------
Income (loss) from investment operations
Net investment loss (d)                        $(0.44)     $(0.40)
Net realized and unrealized gain (loss)
on investments and foreign currency              2.88        4.26
                                               ------      ------
Total from investment operations               $ 2.44      $ 3.86
                                               ------      ------
Net asset value, end of period                 $34.19      $31.75
                                               ======      ======
Total return (%) (r)(s)                          7.69       13.84(n)
                                               ------      ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)           2.24        2.29(a)
Expenses after expense reductions (f)            2.11        2.21(a)
Net investment loss                             (1.37)      (1.71)(a)
Portfolio turnover                                124          88
Net assets at end of period (000 omitted)      $2,776      $  712

                                                YEARS ENDED 11/30
                                               ------------------
                                                2006      2005(i)

CLASS R2
Net asset value, beginning of period           $31.82      $27.89
                                               ------      ------
Income (loss) from investment operations
Net investment loss (d)                        $(0.29)     $(0.25)
Net realized and unrealized gain (loss)
on investments and foreign currency              2.84        4.18
                                               ------      ------
Total from investment operations               $ 2.55      $ 3.93
                                               ------      ------
Net asset value, end of period                 $34.37      $31.82
                                               ======      ======
Total return (%) (r)(s)                          8.01       14.09(n)
                                               ------      ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)           1.93        1.99(a)
Expenses after expense reductions (f)            1.75        1.88(a)
Net investment loss                             (1.01)      (1.27)(a)
Portfolio turnover                                124          88
Net assets at end of period (000 omitted)      $3,748      $  319

                                                              YEARS ENDED 11/30
                                               ----------------------------------------------
                                                2006        2005        2004          2003(i)

CLASS R3
Net asset value, beginning of period           $34.06      $30.29      $27.85          $27.45
                                               ------      ------      ------          ------
Income (loss) from investment operations
Net investment loss (d)                        $(0.32)     $(0.36)     $(0.25)         $(0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency              3.08        4.13        2.69            0.43
                                               ------      ------      ------          ------
Total from investment operations               $ 2.76      $ 3.77      $ 2.44          $ 0.40
                                               ------      ------      ------          ------
Net asset value, end of period                 $36.82      $34.06      $30.29          $27.85
                                               ======      ======      ======          ======
Total return (%) (r)(s)                          8.10       12.45        8.76(b)(q)      1.46(n)
                                               ------      ------      ------          ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)           1.79        1.82        1.77            1.72(a)
Expenses after expense reductions (f)            1.66        1.76        1.74             N/A
Net investment loss                             (0.94)      (1.16)      (0.93)          (1.25)(a)
Portfolio turnover                                124          88          89             100
Net assets at end of period (000 omitted)      $8,668      $3,199      $1,059          $    5

                                                YEARS ENDED 11/30
                                               ------------------
                                                2006      2005(i)

CLASS R4
Net asset value, beginning of period           $34.46      $30.11
                                               ------      ------
Income (loss) from investment operations
Net investment loss (d)                        $(0.25)     $(0.19)
Net realized and unrealized gain (loss)
on investments and foreign currency              3.13        4.54
                                               ------      ------
Total from investment operations               $ 2.88      $ 4.35
                                               ------      ------
Net asset value, end of period                 $37.34      $34.46
                                               ======      ======
Total return (%) (r)(s)                          8.36       14.45(n)
                                               ------      ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)           1.43        1.45(a)
Expenses after expense reductions (f)            1.41        1.41(a)
Net investment loss                             (0.69)      (0.89)(a)
Portfolio turnover                                124          88
Net assets at end of period (000 omitted)      $9,758      $  109

                                                YEARS ENDED 11/30
                                               ------------------
                                                 2006     2005(i)

CLASS R5
Net asset value, beginning of period           $ 34.53     $30.11
                                               -------     ------
Income (loss) from investment operations
Net investment loss (d)                        $ (0.17)    $(0.11)
Net realized and unrealized gain (loss)
on investments and foreign currency               3.17       4.53
                                               -------     ------
Total from investment operations               $  3.00     $ 4.42
                                               -------     ------
Net asset value, end of period                 $ 37.53     $34.53
                                               =======     ======
Total return (%) (r)(s)                           8.69      14.68(n)
                                               -------     ------
Ratios (%) (to average net assets)
and Supplemental data:
Expenses before expense reductions (f)            1.12       1.14(a)
Expenses after expense reductions (f)             1.10       1.10(a)
Net investment loss                             (0.46)      (0.53)(a)
Portfolio turnover                                 124         88
Net assets at end of period (000 omitted)      $39,964     $   57

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.03 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, Class A, Class B, Class C, Class I, Class R, Class R3, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2004 would have been lower by 0.12%, respectively.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, July 31, 2002 (Classes 529A, 529B, and 529C), December 31, 2002 (Class R), October 31, 2003 (Class R3), April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(j) The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.56 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, Class A, Class B, Class C, Class I, Class R, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2003 would have been lower by 2.45%, 2.59%, 2.61%, 2.41%,
    2.61%, 2.45%, 2.59% and 2.62%, respetively.
(n) Not annualized.
(q) The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.10 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, Class A, Class B, Class C, Class I, Class R, Class R3, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2004 would have been lower by 0.36%, 0.38%, 0.39%, 0.35%, 0.36%, 0.36%, 0.36%, 0.39% and 0.39%,
    respectively.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

MFS EMERGING GROWTH FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS EMERGING GROWTH FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated April 1, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone: 1-800-225-2606
         Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         100 F Street, N.E., Room 1580
         Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet Web site at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4775.

M F S(R)                                 STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                    INFORMATION
                                         APRIL 1, 2007

MFS EMERGING GROWTH FUND
A SERIES OF MFS SERIES TRUST II
500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated April 1, 2007. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS .............................................................     3
MANAGEMENT OF THE FUND...................................................     3
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS.............................     4
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS...........................     5
TAX CONSIDERATIONS.......................................................     5
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.........................     5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS...     5
APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES.........................     6
APPENDIX B - SHARE OWNERSHIP.............................................    11
APPENDIX C - PORTFOLIO MANAGER(S)........................................    16
APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION.......................    19
APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS................    20
APPENDIX F - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............    22

DEFINITIONS

"Fund" - MFS Emerging Growth Fund, successor to the MFS Lifetime Emerging Growth Fund, which was reorganized as a series of the Trust on September 7, 1993.

"Trust" - MFS Series Trust II, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Emerging Growth Trust (prior to August 3, 1992) and Lifetime Emerging Growth Fund (prior to August 1, 1993).

"MFS" - Massachusetts Financial Services Company, a Delaware corporation.

"MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

"MFSC" - MFS Service Center, Inc., a Delaware corporation.

"Prospectus" - The Prospectus of the Fund, dated April 1, 2007, as amended or supplemented from time to time.

MANAGEMENT OF THE FUND

THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

TRUSTEE COMPENSATION AND COMMITTEES

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

PORTFOLIO MANAGER(S)

Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund to certain of its service providers -- for advisory services, administrative services, retirement plan administration and services, program management services, and transfer agency services -- for certain specified periods, is set forth in Appendix D to this Part I.

CUSTODIAN

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of the Fund (the "Custodian"). The Custodian is responsible for safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at 73 Tremont Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for the Fund and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and its affiliates and may deal with the Custodian and its affiliates as principal in securities transactions.

The fund has an expense offset arrangement that reduces the fund's custodian fees based upon the amount of cash maintained by the fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in Appendix E to this Part I.

DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

INVESTMENT STRATEGIES AND RISKS

Certain investment strategies and risks are described in Appendix E to Part II of this SAI.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which are described in Appendix F of Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services and tax services with respect to the preparation of filings with the Securities and Exchange Commission.

The Fund's Financial Statements and Financial Highlights for the fiscal year ended November 30, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

                                                             PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

TRUSTEE COMPENSATION TABLE

--------------------------------------------------------------------------------
                           TRUSTEE    RETIREMENT BENEFITS    TOTAL TRUSTEE FEES
                          FEES FROM    ACCRUED AS PART OF       FROM FUND AND
TRUSTEE NAME               FUND(1)        FUND EXPENSE         FUND COMPLEX(2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Robert J. Manning            N/A              N/A                    N/A
--------------------------------------------------------------------------------
Robert C. Pozen              N/A              N/A                    N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Robert E. Butler(3)         $4,263            N/A                 $210,289
--------------------------------------------------------------------------------
Lawrence H. Cohn, M.D(5)    $4,667           $1,888               $208,289
--------------------------------------------------------------------------------
David H. Gunning            $5,171            N/A                 $219,642
--------------------------------------------------------------------------------
William R. Gutow            $4,667            N/A                 $208,289
--------------------------------------------------------------------------------
Michael Hegarty             $4,706            N/A                 $209,289
--------------------------------------------------------------------------------
J. Atwood Ives              $7,789              $77               $285,289
--------------------------------------------------------------------------------
Amy B. Lane(4)              $1,684            N/A                  $50,423
--------------------------------------------------------------------------------
Lawrence T. Perera          $5,273             $574               $228,289
--------------------------------------------------------------------------------
J. Dale Sherratt            $6,047           $1,780               $250,289
--------------------------------------------------------------------------------
Laurie J. Thomsen           $4,706            N/A                 $209,289
--------------------------------------------------------------------------------
Robert W. Uek(3)            $4,750            N/A                 $227,789
--------------------------------------------------------------------------------

(1) For the fiscal year ended November 30, 2006.
(2) Information provided is for calendar year 2006. Each Trustee receiving compensation served as Trustee of 97 funds within the MFS Fund complex (having aggregate net assets at December 31, 2006, of approximately $102 billion).
(3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
(4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.
(5) The total amount of deferred compensation accrued by the fund for Dr. Cohn is $1,748.

Retirement Benefit Deferral Plan -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

COMMITTEES

The Board has established the following Committees:

------------------------------------------------------------------------------------------------------
                         NUMBER OF
NAME OF               MEETINGS IN LAST                                           CURRENT
COMMITTEE               FISCAL YEAR     FUNCTIONS                                MEMBERS(1)
------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE              9          Oversees the accounting and              Butler*, Gutow*,
                                        auditing procedures of the Fund          Sherratt*, Thomsen*,
                                        and, among other duties, considers       and Uek*
                                        the selection of the independent
                                        accountants for the Fund and the
                                        scope of the audit, and considers
                                        the effect on the independence of
                                        those accountants of any non-audit
                                        services such accountants provide
                                        to the Fund and any audit or
                                        non-audit services such accountants
                                        provide to other MFS Funds, MFS
                                        and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the
                                        receipt, retention, and treatment
                                        of complaints received by the Fund
                                        regarding accounting, internal
                                        accounting controls, or auditing
                                        matters and the confidential,
                                        anonymous submission of concerns
                                        regarding questionable fund
                                        accounting matters by officers of
                                        the Fund and employees of the
                                        Fund's investment adviser,
                                        administrator, principal
                                        underwriter, or any other provider
                                        of accounting-related services to
                                        the Fund.
------------------------------------------------------------------------------------------------------
COMPLIANCE AND               8          Oversees the development and             Butler*, Cohn*,
GOVERNANCE COMMITTEE                    implementation of the Fund's             Gunning*, Gutow*,
                                        regulatory and fiduciary compliance      and Sherratt*
                                        policies, procedures, and practices
                                        under the 1940 Act, and other
                                        applicable laws, as well as
                                        oversight of compliance policies of
                                        the Fund's investment adviser and
                                        certain other service providers as
                                        they relate to Fund activities. The
                                        Fund's Independent Chief Compliance
                                        Officer reports directly to the
                                        Committee and assists the Committee
                                        in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on
                                        matters concerning Trustee
                                        practices and recommendations
                                        concerning the functions and duties
                                        of the committees of the Board.
------------------------------------------------------------------------------------------------------
CONTRACTS                    5          Requests, reviews, and considers         All non-interested
REVIEW                                  the information  deemed reasonably       Trustees of the
COMMITTEE                               necessary to evaluate the terms of       Board (Butler, Cohn,
                                        the investment advisory and              Gunning, Gutow,
                                        principal underwriting agreements        Hegarty, Ives,
                                        and the Plan of Distribution under       Perera, Sherratt,
                                        Rule 12b-1 that the Fund proposes        Thomsen, and Uek)
                                        to renew or continue, and to make
                                        its recommendations to the full
                                        Board of Trustees on these matters.
------------------------------------------------------------------------------------------------------
NOMINATION AND               1          Recommends qualified candidates to       All non-interested
COMPENSATION                            the Board in the event that a            Trustees of the
COMMITTEE                               position is vacated or created. The      Board (Butler, Cohn,
                                        Committee will consider                  Gunning, Gutow,
                                        recommendations by shareholders          Hegarty, Ives,
                                        when a vacancy exists. Shareholders      Perera, Sherratt,
                                        wishing to recommend candidates for      Thomsen, and Uek)
                                        Trustee for consideration by the
                                        Committee may do so by writing to
                                        the Fund's Secretary at the
                                        principal executive office of the
                                        Fund. Such recommendations must be
                                        accompanied by biographical and
                                        occupational data on the candidate
                                        (including whether the candidate
                                        would be an "interested person" of
                                        the Fund), a written consent by the
                                        candidate to be named as a nominee
                                        and to serve as Trustee if elected,
                                        record and ownership information
                                        for the recommending shareholder
                                        with respect to the Fund, and a
                                        description of any arrangements or
                                        understandings regarding
                                        recommendation of the candidate for
                                        consideration. The Committee is
                                        also responsible for making
                                        recommendations to the Board
                                        regarding any necessary standards
                                        or qualifications for service on
                                        the Board. The Committee also
                                        reviews and makes recommendations
                                        to the Board regarding compensation
                                        for the non-interested Trustees.
------------------------------------------------------------------------------------------------------
PORTFOLIO TRADING            8          Oversees the policies, procedures,       Cohn*, Gunning*,
AND MARKET REVIEW                       and practices of the Fund with           Hegarty*, and
COMMITTEE                               respect to brokerage transactions        Perera*
                                        involving portfolio securities as
                                        those policies, procedures, and
                                        practices are carried out by MFS
                                        and its affiliates. The Committee
                                        also oversees the administration of
                                        the Fund's proxy voting policies
                                        and procedures by MFS. In addition,
                                        the Committee receives reports from
                                        MFS regarding the policies,
                                        procedures, and practices of MFS
                                        and its affiliates in connection
                                        with their marketing and
                                        distribution of shares of the Fund.
------------------------------------------------------------------------------------------------------
PRICING COMMITTEE            8          Oversees the determination of the        Hegarty*, Perera*,
                                        value of the portfolio securities        Thomsen*, and Uek*
                                        and other assets held by the Fund
                                        and determines or causes to be
                                        determined the fair value of
                                        securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the
                                        1940 Act. The Committee delegates
                                        primary responsibility for carrying
                                        out these functions to MFS and MFS'
                                        internal valuation committee
                                        pursuant to pricing policies and
                                        procedures approved by the
                                        Committee and adopted by the full
                                        Board. These policies include
                                        methodologies to be followed by MFS
                                        in determining the fair values of
                                        portfolio securities and other
                                        assets held by the Fund for which
                                        market quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of
                                        MFS' internal valuation committee
                                        to review and assess the quality of
                                        fair valuation and other pricing
                                        determinations made pursuant to the
                                        Fund's pricing policies and
                                        procedures, and to review and
                                        assess the policies and procedures
                                        themselves. The Committee also
                                        exercises the responsibilities of
                                        the Board under the Amortized Cost
                                        Valuation Procedures approved by
                                        the Board on behalf of each Fund
                                        which holds itself out as a "money
                                        market fund" in accordance with
                                        Rule 2a-7 under the 1940 Act.
------------------------------------------------------------------------------------------------------
SERVICES CONTRACTS           8          Reviews and evaluates the                Gunning*, Sherratt*,
COMMITTEE                               contractual arrangements of the          Thomsen*, and Uek*
                                        Fund relating to transfer agency,
                                        administrative services, custody,
                                        pricing and bookkeeping services, and
                                        lending of portfolio securities, and
                                        makes recommendations to the full
                                        Board of Trustees on these matters.
------------------------------------------------------------------------------------------------------

(1) The Trustees' identification and background are set forth in Appendix A to Part II.
*   Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the
    Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.

                                                             PART I - APPENDIX B

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of January 3, 2007, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2006.

The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. Over $100,000

-------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY      MFS FUNDS OVERSEEN BY
NAME OF TRUSTEE             SECURITIES IN THE FUND             TRUSTEE
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------
Robert J. Manning(1)                  D                           D
-------------------------------------------------------------------------------
Robert C. Pozen(1)                    N                           D
-------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------
Robert E. Butler                      N                           D
-------------------------------------------------------------------------------
Lawrence H. Cohn, M.D                 A                           D
-------------------------------------------------------------------------------
David H. Gunning                      N                           D
-------------------------------------------------------------------------------
William R. Gutow                      B                           D
-------------------------------------------------------------------------------
Michael Hegarty                       N                           D
-------------------------------------------------------------------------------
J. Atwood Ives                        D                           D
-------------------------------------------------------------------------------
Lawrence T. Perera                    B                           D
-------------------------------------------------------------------------------
J. Dale Sherratt(1)                   D                           D
-------------------------------------------------------------------------------
Laurie J. Thomsen                     N                           D
-------------------------------------------------------------------------------
Robert W. Uek                         N                           D
-------------------------------------------------------------------------------

------------
(1) Information is as of November 30, 2006.

25% OR GREATER OWNERSHIP OF THE FUND

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of January 3, 2007, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

-------------------------------------------------------------------------------
NAME AND ADDRESS OF INVESTOR             PERCENTAGE OWNERSHIP
-------------------------------------------------------------------------------
N/A                                      N/A
-------------------------------------------------------------------------------

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of January 3, 2007. All holdings are of record unless otherwise indicated.

-------------------------------------------------------------------------------
NAME AND ADDRESS OF INVESTOR                 PERCENTAGE OWNERSHIP
-------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc.        8.71% of Class A Shares
For the Sole Benefit of Its Customers            8.31% of Class B Shares
4800 Deer Lake Drive E                           19.18% of Class C Shares
Jacksonville, FL 32246                           99.84% of Class R5 Shares
-------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                   6.11% of Class A Shares
SURPAS House Account                             5.95% of Class B Shares
Attn: Cindy Tempesta, 7th Floor                  10.18% of Class C Shares
333 W. 34th Street
New York, NY 10001
-------------------------------------------------------------------------------
TRS MFS 401k Plan                                9.48% of Class I Shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston Street, 6th Floor
Boston, MA 02116
-------------------------------------------------------------------------------
Reliance Trust Company Trustee                   19.58% of Class I Shares
General Cable Deferred Comp Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
TRS MFS DEF Contribution Plan                    23.90% of Class I Shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston Street, 6th Floor
Boston, MA 02116
-------------------------------------------------------------------------------
Mass Mutual Life Insurance Co.                   46.63% of Class I Shares
Attn: Fund Operations/N255
1295 State Street
Springfield, MA 01111
-------------------------------------------------------------------------------
MFS 529 Savings Plan                             100% of Class 529A Shares
c/o Massachusetts Financial Services             100%  of Class 529B Shares
Company                                          100% of Class 529C Shares
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Chang, Chen, Sides & Huang, Trustee              5.86% of Class R Shares
Actiontec Electronics, Inc. 401k
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Charles Zimmerman, Trustee                       6.18% of Class R Shares
Coburn, Inc. 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
James McAllister & Donna McAllister              5.45% of Class R1 Shares
McAllister Machine, Inc. 401k/PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Stone, Stone, & Davis, Trustees                  5.74% of Class R1 Shares
Portales National Bank 401k & PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Eudy & Eudy, Trustees                            7.73% of Class R1 Shares
American Wax Inc. 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Frank Perkins III, Trustee                       8.26% of Class R1 Shares
Perkins Technical Services 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
David M. Norgan, Trustee                         12.46% of Class R1 Shares
Morgan Moter Co. of Albemarle 401k
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Waranch & Brown, Trustees                        5.09% of Class R2 Shares
Waranch & Brown LLC 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Gary Haste & Shannon Lee, Trustees               6.32% of Class R2 Shares
Hoggard/Eure Associates PC Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Dilmaghani & Lerner, Trustees                    20.53% of Class R2 Shares
DAATA 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
MG Trust Co Custudian FBO                        56.69% of Class R2 Shares
City of Greensboro 457 Plan
700 17th Street Suite 300
Denver, CO 80202
-------------------------------------------------------------------------------
MFS Heritage Trustee                             6.82% of Class R3 Shares
Thermo King of Southern Cal 401k
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Richard Gobin & Bryan Gobin, Trustees            8.66% of Class R3 Shares
ARA Seavey 401k Profit Sharing Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Harold Herling, Trustee                          9.30% of Class R3 Shares
Baha Indstr's DBA Open Sys Tech 401k
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
J. Jones R. Freniere L. Proctor, Trustees        15.79% of Class R3 Shares
Wach. Emergency Phys. PC Ret. Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
P. Folger & P. Champagne, Trustees               6.17% of Class R4 Shares
Groz-Beckert USA, Inc. 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
G. Adams, Jr, I. Adams, G. Adams, Sr.,           6.51% of Class R4 Shares
Trustees
Electric Supply of Tampa, Inc. 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
GPC Agent For                                    7.97% of Class R4 Shares
MFS Heritage Trust Co. FBO
Formula 1 Feeds Inc PS 401k SP
PO Box 79377
Atlanta, GA 30357
-------------------------------------------------------------------------------
Underhill, Orr Jr. & Merryman, Trustees          9.11% of Class R4 Shares
The Staubach Co. Northeast 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
Werner & Coates, Trustees                        10.59% of Class R4 Shares
Summa Tech, Inc. 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------
J. Flanders, M. Roedig, J. Connors,              30.44% of Class R4 Shares
Trustees
I.A.T.S.E. Local 11 401k Annuity Plan
Attn: C. Giorgi VP-RSI MFS Investment
Management 500 Boylston Street
Boston, MA 02116
-------------------------------------------------------------------------------

                                                             PART I - APPENDIX C

PORTFOLIO MANAGER(S)

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended November 30, 2006. The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. $100,001 - $500,000
E. $500,001 - $1,000,000
F. Over $1,000,000

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER              DOLLAR RANGE OF EQUITY SECURITIES IN FUND
--------------------------------------------------------------------------------
Eric B. Fischman                                           E
--------------------------------------------------------------------------------

OTHER ACCOUNTS

In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of the Fund's fiscal year ended November 30, 2006, were as follows:

--------------------------------------------------------------------------------
                   REGISTERED INVESTMENT     OTHER POOLED
                        COMPANIES*        INVESTMENT VEHICLES    OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                           NUMBER                NUMBER
                   NUMBER OF      TOTAL      OF        TOTAL       OF      TOTAL
NAME               ACCOUNTS      ASSETS   ACCOUNTS    ASSETS    ACCOUNTS  ASSETS
--------------------------------------------------------------------------------
Eric B. Fischman       7         $7.4         1        $218        0        N/A
                                billion               million
--------------------------------------------------------------------------------

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, program management services, and transfer agency services, over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

--------------------------------------------------------------------------------
                    NET AMOUNT PAID TO                        NET AMOUNT PAID TO
                     MFS FOR ADVISORY      AMOUNT WAIVED      MFSC FOR TRANSFER
FISCAL YEAR ENDED        SERVICES              BY MFS         AGENCY SERVICES(1)
--------------------------------------------------------------------------------
November 30, 2006       $22,954,727          $  828,303           $3,010,460
--------------------------------------------------------------------------------
November 30, 2005       $26,960,617          $1,370,115           $4,107,434
--------------------------------------------------------------------------------
November 30, 2004       $31,920,548          $1,459,777           $4,485,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         NET AMOUNT PAID
                    NET AMOUNT PAID TO     TO MFS FOR         NET AMOUNT PAID TO
                      MFS FOR GENERAL    RETIREMENT PLAN       MFD FOR PROGRAM
                      ADMINISTRATIVE     ADMINISTRATION           MANAGEMENT
FISCAL YEAR ENDED        SERVICES        AND SERVICES(2)          SERVICES(5)
--------------------------------------------------------------------------------
November 30, 2006        $415,181            $24,396                $2,325
--------------------------------------------------------------------------------
November 30, 2005        $382,306            $ 7,631(3)             $1,945
--------------------------------------------------------------------------------
November 30, 2004        $348,309            $   862(4)             $1,297
--------------------------------------------------------------------------------

------------
(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $1,757,448 for the fiscal year ended November 30, 2006.
(2) Payment solely from assets attributable to Class R1, R2, R3, R4, and R5 shares.
(3) With respect to Class R1, R2, R4 and R5 shares, for the period from their initial public offering on April 1, 2005.
(4) Payment solely from assets attributable to Class R3 shares.
(5) Payment solely from assets attributable to Class 529A, 529B, and 529C shares.

                                                             PART I - APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

----------------------------------------------------------------------------------------------------
                             CLASS A INITIAL SALES CHARGES:               CDSC PAID TO MFD ON:
----------------------------------------------------------------------------------------------------
                                                   REALLOWED TO
                                      RETAINED       FINANCIAL      CLASS A      CLASS B     CLASS C
FISCAL YEAR END           TOTAL        BY MFD     INTERMEDIARIES    SHARES       SHARES      SHARES
----------------------------------------------------------------------------------------------------
November 30, 2006       $1,022,795    $101,461      $  921,334      $43,725    $1,080,473    $11,980
November 30, 2005       $1,262,309    $111,997      $1,150,312      $84,790    $2,074,430    $14,318
November 30, 2004       $1,828,115    $152,758      $1,675,357      $66,755    $3,164,710    $16,558
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                          CLASS 529A INITIAL SALES CHARGES:              CDSC PAID TO MFD ON:
------------------------------------------------------------------------------------------------------
                                               REALLOWED TO
                                  RETAINED       FINANCIAL      CLASS 529A    CLASS 529B    CLASS 529C
FISCAL YEAR END          TOTAL     BY MFD     INTERMEDIARIES      SHARES        SHARES        SHARES
------------------------------------------------------------------------------------------------------
November 30, 2006       $4,629      $646          $3,983           N/A           $ 0           $0
------------------------------------------------------------------------------------------------------
November 30, 2005       $3,127      $438          $2,689           N/A           $32           $0
------------------------------------------------------------------------------------------------------
November 30, 2004       $4,255      $700          $3,555           N/A           $ 9           $0
------------------------------------------------------------------------------------------------------

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended November 30, 2006, the Fund made the following Distribution Plan payments:

-------------------------------------------------------------------------------
                              AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                       --------------------------------------------------------
                                                              PAID TO FINANCIAL
CLASS OF SHARES        PAID BY FUND      RETAINED BY MFD      INTERMEDIARIES(1)
-------------------------------------------------------------------------------
Class A Shares          $5,606,976          $  375,747             $5,231,229
-------------------------------------------------------------------------------
Class B Shares          $8,513,725          $5,955,831             $2,557,894
-------------------------------------------------------------------------------
Class C Shares          $1,677,615          $   17,686             $1,659,929
-------------------------------------------------------------------------------
Class I Shares              N/A                 N/A                    N/A
-------------------------------------------------------------------------------
Class 529A Shares       $    2,444          $    1,339             $    1,105
-------------------------------------------------------------------------------
Class 529B Shares       $    2,218          $    1,741             $      477
-------------------------------------------------------------------------------
Class 529C Shares       $    1,181          $      871             $      310
-------------------------------------------------------------------------------
Class R Shares          $   67,410          $        0             $   67,410
-------------------------------------------------------------------------------
Class R1 Shares         $   13,761          $    3,282             $   10,479
-------------------------------------------------------------------------------
Class R2 Shares         $    5,765          $    2,241             $    3,524
-------------------------------------------------------------------------------
Class R3 Shares         $   27,421          $    4,469             $   22,952
-------------------------------------------------------------------------------
Class R4 Shares         $    8,185          $    3,839             $    4,346
-------------------------------------------------------------------------------
Class R5 Shares            N/A                  N/A                    N/A
-------------------------------------------------------------------------------

------------
(1) May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:

-------------------------------------------------------------------------------
FISCAL YEAR END                            BROKERAGE COMMISSIONS PAID BY FUND
--------------------------------------------------------------------------------
November 30, 2006                                      $ 9,143,801
--------------------------------------------------------------------------------
November 30, 2005                                      $ 8,740,501
--------------------------------------------------------------------------------
November 30, 2004                                      $14,354,043
--------------------------------------------------------------------------------

SECURITIES ISSUED BY REGULAR BROKER/DEALERS

During the fiscal year ended November 30, 2006, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of November 30, 2006:

--------------------------------------------------------------------------------
BROKER/DEALER                                           VALUE OF SECURITIES
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                   $20,913,728
--------------------------------------------------------------------------------
Merrill Lynch & Co.                                         $88,377,810
--------------------------------------------------------------------------------

TRANSACTIONS WITH RESEARCH FIRMS

During the fiscal year ended November 30, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

--------------------------------------------------------------------------------
  DOLLAR AMOUNT OF TRANSACTIONS WITH      COMMISSIONS PAID ON TRANSACTIONS WITH
            RESEARCH FIRMS                            RESEARCH FIRMS
--------------------------------------------------------------------------------
            $6,878,277,006                             $8,111,331
--------------------------------------------------------------------------------

------------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI, updated through September 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

TABLE OF CONTENTS

I.    Definitions........................................................     2

II.   Management of the Fund.............................................     2

III.  Sales Charge Waivers...............................................     7

IV.   Distribution Plan..................................................     7

V.    Financial Intermediary Compensation................................     9

VI.   Investment Techniques, Practices, Risks and Restrictions...........    10

VII.  Net Income and Distributions.......................................    10

VIII. Tax Considerations.................................................    11

IX.   Portfolio Transactions and Brokerage Commissions...................    22

X.    Disclosure of Portfolio Holdings...................................    24

XI.   Determination of Net Asset Value...................................    28

XII.  Shareholder Services...............................................    30

XIII. Description of Shares, Voting Rights and Liabilities ..............    32

Appendix A. Trustees and Officers - Identification and Background .......    34

Appendix B. Proxy Voting Policies and Procedures.........................    39

Appendix C. Waivers of Sales Charges.....................................    69

Appendix D. Financial Intermediary Compensation..........................    77

Appendix E. Investment Strategies and Risks..............................    88

Appendix F. Investment Restrictions......................................   117

Appendix G. Recipients of Non-Public Portfolio Holdings on an Ongoing
            Basis.........................................................  120

Appendix H. Description of Bond Ratings..................................   122

  I. DEFINITIONS

  "Alliance Plans" - include retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

  "Financial intermediary" - includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration or other similar agreement with MFD, MFS or one of its affiliates.

  "Majority Shareholder Vote" - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

  "MFS Serviced Plans" - include retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services.

  "1940 Act"- the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.


  II. MANAGEMENT OF THE FUND
> TRUSTEES/OFFICERS

  Board Oversight -- The Board of Trustees which oversees the Fund provides broad supervision over the business and operations of the Fund.

  Trustees and Officers -- Identification and Background -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix A of this Part II.

> INVESTMENT ADVISER

  MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

  Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix B to this SAI Part II (except for the MFS Union Standard Equity Fund, for which JMR Financial, Inc., votes proxies as described in Appendix B to this SAI Part II). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge by visiting MFS.COM and clicking on "Proxy Voting" and by visiting the SEC's Web site at http://www.sec.gov.

  INVESTMENT SUB-ADVISER - MFS has engaged Sun Capital Advisers LLC (referred to as Sun Capital or the Sub-Adviser) to act as sub-adviser with respect to the real estate related portion of the MFS Diversified Income Fund's portfolio. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"), a corporation organized in Canada as well as an affiliate of MFS. Sun Life Financial and its affiliates currently transact business in Canada, the United States and Asia Pacific region. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial Inc. is located at 150 King Street West, Toronto, Canada, M5H 1J9.

  The Sub-Adviser is a Delaware limited liability company and a registered investment adviser. The Sub-Adviser provides investment management and supervisory services to mutual funds and institutional accounts.

  INVESTMENT ADVISORY AGREEMENT -- MFS manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

  MFS pays the compensation of the Trust's officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

  The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; retirement plan administration services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD"), provides that MFD is to pay all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

  The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not "interested persons" of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

  The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

  SUB-ADVISORY AGREEMENT - Sun Capital serves as the MFS Diversified Income Fund's Sub-Adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Sun Capital (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Adviser delegate to Sun Capital the authority to make investment decisions for a portion of the MFS Diversified Income Fund (for the purposes of this paragraph, the "Fund"). Sun Capital will provide portfolio management services for the Fund for the portion of the portfolio invested in REITs ("real estate investment trust") and other real estate related investments. For these services, the Adviser pays the Sub-Adviser an investment advisory fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the Fund's average daily net assets managed by the Sub-Adviser. The Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Independent Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days' written notice. The Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

> ADMINISTRATOR

  MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the fund pays an annual fee to MFS for providing these services.

  Effective August 1, 2006, the maximum annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets (except for Funds investing primarily in shares of MFS Funds):

  -----------------------------------------------------------------------
  On the first $50,000,000 in assets                              0.0000%
  -----------------------------------------------------------------------
  $50,000,000 - $750,000,000 in assets                            0.0175%
  -----------------------------------------------------------------------
  $750,000,000 - $1,500,000,000 in assets                         0.0170%
  -----------------------------------------------------------------------
  $1,500,000,000 - $2,500,000,000 in assets                       0.0165%
  -----------------------------------------------------------------------
  $2,500,000,000 - $4,000,000,000 in assets                       0.0120%
  -----------------------------------------------------------------------
  Over $4,000,000,000                                             0.0000%

  The fees are subject to minimum and maximum fees, based on the asset level of the MFS Funds.

  In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the Fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.45% for Class R1; 0.40% for Class R2; 0.25% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares. In addition, MFS has agreed in writing to waive the fee to 0.35% for Class R1, 0.25% for Class R2 and 0.15% for Class R3, until at least September 30, 2007.

> SHAREHOLDER SERVICING AGENT

  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, plus a target profit margin. MFSC may also contract with other third party service providers to provide some or all of the services described above. MFSC has contracted with State Street Bank and Trust Company to perform dividend disbursing agent functions for the Fund.

  Under the Agreement, MFSC may receive a fee from the Fund designed to achieve a target pre-tax annual profit margin. Taking into account this goal, effective April 1, 2006, the Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.0964%. Such fee rate shall continue until modified by agreement between the Fund and MFSC, taking into account MFSC's pre-tax profit margin target.

  In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with third parties that provide omnibus accounting, network, subtransfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

> DISTRIBUTOR

  MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

  See Appendix D to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

> PROGRAM MANAGER(S)

  MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes are available as investment options to program participants. The Fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.

  Under the Agreement, the Fund pays MFD a fee for these services of up to 0.35% annually of the assets attributable to the 529 share classes. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the Fund's Board of Trustees. MFD pays a portion of this fee to third parties who provide these services.

  Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

> CODE OF ETHICS

  The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's or sub-adviser's Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

  III.      SALES CHARGE WAIVERS

  In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of Class A and Class 529A shares, and the CDSC paid to MFD and imposed upon redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares, are waived. These circumstances are described in Appendix C of this Part II. The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

  IV. DISTRIBUTION PLAN

  The Trustees have approved a plan in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan"). The Fund has not adopted a Distribution Plan with respect to its Class I or Class R5 shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan ("Distribution Plan Qualified Trustees"), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

  The Distribution Plan is designed to promote sales of shares and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts. Increasing a Fund's net assets through sales of shares, or minimizing reductions in net assets by minimizing redemptions, may help reduce a Fund's expense ratio by spreading the Fund's fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund's portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

  The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates ("Designated Class"). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

  The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

  -----------------------------------------------------------------------------
                                                                  MAXIMUM TOTAL
                         MAXIMUM             MAXIMUM               DISTRIBUTION
                      DISTRIBUTION           SERVICE               AND SERVICE
          CLASS           FEE                 FEE                      FEE
  -----------------------------------------------------------------------------
  Class A                0.10%                0.25%                    0.35%
  -----------------------------------------------------------------------------
  Class 529A             0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class B                0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class 529B             0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class C                0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class 529C             0.75%                0.25%                    1.00%
  -----------------------------------------------------------------------------
  Class R                0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R1               0.50%                0.25%                    0.75%
  -----------------------------------------------------------------------------
  Class R2               0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R3               0.25%                0.25%                    0.50%
  -----------------------------------------------------------------------------
  Class R4               0.00%                0.25%                    0.25%
  -----------------------------------------------------------------------------
  Class W                0.10%                0.00%                    0.10%
  -----------------------------------------------------------------------------
  Class J                0.25%                0.70%/0.75%           0.95%/1.00%
  -----------------------------------------------------------------------------
  Service Class          0.25%                0.00%                    0.25%
  -----------------------------------------------------------------------------

  In certain circumstances, the fees described below may not be implemented, are being waived, or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

> SERVICE FEES

  The Distribution Plan provides that the Fund may pay MFD a service fee based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, or Class J shares, as appropriate) annually. Class W shares do not pay a service fee. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive service fees.

> DISTRIBUTION FEES

  The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

  In addition, with respect to Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Emerging Growth Fund, MFS High Income Fund, MFS Total Return Fund, MFS Research Fund, MFS Capital Opportunities Fund, MFS Strategic Income Fund, and MFS Bond Fund, to the extent that the annualized aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% of Class A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

  V. FINANCIAL INTERMEDIARY COMPENSATION

  MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, retirement plan administrative and service fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix D of this Part II.

  VI. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

  Set forth in Appendix E of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techniques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.


  VII. NET INCOME AND DISTRIBUTIONS

> MONEY MARKET FUNDS

  The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days that the Exchange is closed).

  For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

  Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

  It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

  In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

> OTHER FUNDS

  Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

  VIII. TAX CONSIDERATIONS

  The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

> TAX TREATMENT OF THE FUND

  Federal Taxes -- The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

    (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

    (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

  In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting the diversification requirement described in paragraph (c).

  In general, for purposes of the 90% income requirement described in paragraph
  (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

  As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

  If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

  Massachusetts Taxes -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

> TAXATION OF SHAREHOLDERS

  Tax Treatment of Distributions -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

  For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

  In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

  Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

  Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

  Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

  Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

  Capital Loss Carryovers-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the Fund are shown in the notes to the financial statements for the Fund.

  Dividends-Received Deduction-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

  Disposition of Shares-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

  Shares Purchased Through Tax-Qualified Plans -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

  U.S. Taxation of Non-U.S. Persons -- Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
  (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004, and, (2) with respect to its investments in underlying Funds (if any), with respect to designated distributions from such underlying Funds in their taxable years beginning after December 31, 2004, that are received by the Fund in its taxable year beginning after December 31, 2004. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to Research Bond Fund J shares. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
  Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

  If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

  In general, special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the Fund's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and real estate investment trusts ("REITs")). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds 5% or less of such class of stock at all times during the previous five-year period and (ii) a regulated investment company's interests in domestically controlled REITs and other regulated investment companies.

  For taxable years beginning on or after January 1, 2006, where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution. If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a "lower-tier" REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the "lower-tier" REIT or regulated investment company.

  Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

  Foreign shareholders in the Fund should consult their tax advisers with respect to the potential application of the above rules.

  Backup Withholding -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The back-up withholding rules also apply to distributions that are properly designated as exempt-interest dividends.

  Foreign Income Taxation of a Non-U.S. Person -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

  State and Local Income Taxes: U.S. Government Securities -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

  Certain Investments -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a real estate mortgage investment conduit (a "REMIC") can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

  Options, Futures Contracts, and Forward Contracts -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

  Foreign Investments -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

  Foreign Income Taxes -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

  If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the Fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

  Tax Shelter Reporting -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

  Underlying Funds -- If the Fund invests all of its assets in shares of underlying Funds, its distributable income and gains will normally consist entirely of distributions from underlying Funds' income and gains and gains and losses on the dispositions of shares of underlying Funds. To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying Funds) until it disposes of shares of the underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying Fund. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying Funds, rather than investing in shares of the underlying Funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying Funds.

  If the Fund received dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying Fund.

  Depending on the Fund's percentage ownership in an underlying Fund before and after a redemption of shares of such underlying Fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Fund. This would be the case where the Fund holds a significant interest in an underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income;" otherwise, it will be taxable as ordinary income.

  The fact that a Fund achieves its investment objectives by investing in underlying Funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Funds. Furthermore, if the Fund is a QIE and invests in an underlying Fund that is a QIE, a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the underlying Fund.

  Under the current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying Fund do not contribute to this 50% threshold.

> SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS

  The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

  Tax-Exempt Distributions -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

  Taxable Distributions -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

  Consequences of Distributions by a Municipal Fund: Effect of Accrued Tax-Exempt Income -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

  Certain Additional Information for Municipal Fund Shareholders -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

  Consequences of Redeeming Shares -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

  State and Local Income Taxes: Municipal Obligations -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

> SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES

  The following special consideration applies specifically to the ownership of a Fund' 529 share classes through a tuition program that qualifies under
  Section 529 of the Code.

  The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

  Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

  IX. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  For the purposes of this section, all references to the "Adviser" shall include the Sub-Adviser with respect to that portion of the MFS Diversified Income Fund for which the Sub-Adviser provides day-to-day investment advisory services.

  Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

  In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; and the quality of services rendered by the broker/dealer in that and other transactions.

  In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

  The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

  Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker/dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

  The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

  From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

  If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

  In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

  In certain instances there may be securities that are suitable for the Fund's portfolio as well as for one or more of the other clients of the Adviser or any subsidiary of the Adviser. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Advisor determines to purchase or sell the same securities for several clients at approximately the same time. The Advisor may, but is not required to, aggregate together purchases and sales for several clients and allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Services accounts; (2) funds or accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to Funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

  X. DISCLOSURE OF PORTFOLIO HOLDINGS

  The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

  Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

> PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS

  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

  The following information is generally available to you on the MFS Web site (mfs.com):

  Information                           Approximate Date of Posting to Web Site
  -----------                           ---------------------------------------
  Fund's top 10 securities holdings     14 days after month end
             as of each month's end
  Fund's full securities holdings       29 days after month end
           as of each month's end

  Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

  Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

  A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

> DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS

  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of sub-advisers, as applicable, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

  In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

  Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

  Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

  Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

  In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

  Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

  Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

  The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

> ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE

  With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with "Disclosure of Non-Public Portfolio Holdings" above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix G to this SAI Part II, or permit the recipients identified in Appendix G to this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

  This list of recipients in Appendix G to this SAI Part II is current as of June 30, 2006, and any additions, modifications, or deletions to this list that have occurred since June 30, 2006, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund's current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix G to this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence.

  XI. DETERMINATION OF NET ASSET VALUE

  The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund's net asset value the next business day after such change.

> MONEY MARKET FUNDS

  Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the Fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

  The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

> NON-MONEY MARKET FUNDS

  Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

  Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

  Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

  Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

  Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

  Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

  Swaps are generally valued at a broker-dealer bid quotation.

  Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

  The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

  XII. SHAREHOLDER SERVICES

> INVESTMENT AND WITHDRAWAL PROGRAMS

  The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

  LETTER OF INTENT. Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

  If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  SYSTEMATIC WITHDRAWAL PLAN ("SWP"). To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the redemption of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

  GROUP PURCHASES. A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

> EXCHANGE PRIVILEGE

  MONEY MARKET FUNDS

  If you exchange your shares out of MFS Cash Reserve Fund, MFS Government Money Market Fund, or MFS Money Market Fund into Class A or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

  o the shares exchanged from either Fund were acquired by an exchange from any other MFS Fund;

  o the shares exchanged from either Fund were acquired by automatic investment of dividends from any other MFS Fund; or

  o the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

  MFS FIXED FUND. Class A, Class C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares and Units, shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares or Units will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged Fund and the original purchase date of the shares subject to the CDSC. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of a MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid.

  TELEPHONE EXCHANGES. No more than ten exchanges may be made in any one exchange request by telephone.


  XIII. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

  The Trust's Declaration of Trust, as amended or amended and restated from time to time, permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

  Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

  Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust. Each Trust except MFS Series Trust XII, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time by a vote of 1) a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

  The Trustees may cause a shareholder's shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

  Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

  The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

  The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

  The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                                                                     APPENDIX A

             TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------


                                                        PRINCIPAL OCCUPATIONS
                    POSITION(S)                         DURING THE PAST FIVE
  NAME, DATE OF      HELD WITH     TRUSTEE/OFFICER          YEARS & OTHER
      BIRTH             FUND           SINCE(1)            DIRECTORSHIPS(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED
TRUSTEES
--------------------------------------------------------------------------------
Robert J.           Trustee       April 2005;        Massachusetts Financial
Manning(3)                        December 2004 -    Services Company, Chief
(born 10/20/63)                   March 2005         Executive Officer,
                                  (Advisory          President, Chief Investment
                                  Trustee);          Officer  and Director
                                  February -
                                  December 2004
                                  (Trustee)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert C. Pozen(3)  Trustee       April 2005;        Massachusetts Financial
(born 8/8/46)                     December 2004      Services Company, Chairman
                                  -March 2005        (since February 2004);
                                  (Advisory          Secretary of Economic
                                  Trustee);          Affairs, The Commonwealth
                                  February -         December 2002); Fidelity
                                  December 2004      of Massachusetts (January
                                  (Trustee)          2002 to Investments, Vice
                                                     Chairman (June 2000 to
                                                     December 2001); Fidelity
                                                     Management & Research
                                                     Company (investment
                                                     adviser), President (March
                                                     1997 to July 2001); Bell
                                                     Canada Enterprises
                                                     (telecommunications),
                                                     Director; Medtronic, Inc.
                                                     (medical technology),
                                                     Director; Telesat
                                                     (satellite
                                                     communications), Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------
J. Atwood Ives      Trustee and   February 1992      Private investor; Eastern
(born 5/1/36)       Chair of                         Enterprises (diversified
                    Trustees                         services company),
                                                     Chairman, Trustee and
                                                     Chief Executive Officer
                                                     (until November 2000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert E.           Trustee       January 2006       Consultant - regulatory
Butler(4)                                            and compliance matters
(born 11/29/41)                                      (since July 2002);
                                                     PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (November
                                                     2000 until June 2002)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lawrence H. Cohn,   Trustee       August 1993        Brigham and Women's
M.D.                                                 Hospital, Chief of Cardiac
(born 3/11/37)                                       Surgery (until 2005);
                                                     Harvard Medical School,
                                                     Professor of Surgery;
                                                     Brigham and Women's
                                                     Hospital Physician's
                                                     Organization Chair (2000
                                                     to 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David H. Gunning    Trustee       January 2004       Cleveland-Cliffs Inc.
(born 5/30/42)                                       (mining products and
                                                     service provider), Vice
                                                     Chairman/Director (since
                                                     April 2001); Encinitos
                                                     Ventures (private
                                                     investment company),
                                                     Principal (1997 to April
                                                     2001); Lincoln Electric
                                                     Holdings, Inc. (welding
                                                     equipment manufacturer),
                                                     Director

--------------------------------------------------------------------------------
William R. Gutow    Trustee       December 1993      Private investor and real
(born 9/27/41)                                       estate consultant; Capitol
                                                     Entertainment Management
                                                     Company (video franchise),
                                                     Vice Chairman
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael Hegarty     Trustee       December 2004      Retired; AXA Financial
(born 12/21/44)                                      (financial services and
                                                     insurance), Vice Chairman
                                                     and Chief Operating
                                                     Officer (until May 2001);
                                                     The Equitable Life
                                                     Assurance Society
                                                     (insurance), President and
                                                     Chief Operating Officer
                                                     (until May 2001)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lawrence T.         Trustee       July 1981          Hemenway & Barnes
Perera                                               (attorneys), Partner
(born 6/23/35)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Dale Sherratt    Trustee       August 1993        Insight Resources, Inc.
(born 9/23/38)                                       (acquisition planning
                                                     specialists), President;
                                                     Wellfleet Investments
                                                     (investor in health care
                                                     companies), Managing
                                                     General Partner (since
                                                     1993); Cambridge
                                                     Nutraceuticals
                                                     (professional nutritional
                                                     products), Chief Executive
                                                     Officer (until May 2001)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Laurie J. Thomsen   Trustee       March 2005         Private investor; Prism
(born 8/5/57)                                        Venture Partners (venture
                                                     capital), Co-founder and
                                                     General Partner (until
                                                     June 2004); St. Paul
                                                     Travelers Companies
                                                     (commercial property
                                                     liability insurance),
                                                     Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert W. Uek       Trustee       January 2006       Retired (since 1999);
(born 5/18/41)                                       PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (until
                                                     1999); Consultant to
                                                     investment company
                                                     industry (since 2000); TT
                                                     International Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until
                                                     2005); Hillview
                                                     Investment Trust II Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maria F. Dwyer(3)   President     November 2005      Massachusetts Financial
(born 12/1/58)                                       Company, Executive Vice
                                                     President and Chief
                                                     Regulatory Officer (since
                                                     March 2004); Fidelity
                                                     Management & Research
                                                     Company, Vice President
                                                     (prior to March 2004);
                                                     Fidelity Group of Funds,
                                                     President and Treasurer
                                                     (prior to March 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tracy Atkinson(3)   Treasurer     September 2005     Massachusetts Financial
(born 12/30/64)                                      Services Company, Senior
                                                     Vice President (since
                                                     September 2004);
                                                     PricewaterhouseCoopers
                                                     LLP, Partner (prior to
                                                     September 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Christopher R.      Assistant     July 2005          Massachusetts Financial
Bohane(3)           Secretary                        Services Company, Vice
(born 1/18/74)      and                              President and Senior
                    Assistant                        Counsel (since April 2003);
                    Clerk                             Kirkpatrick & Lockhart LLP
                                                     (law firm), Associate
                                                     (prior to April 2003)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ethan D.            Assistant     July 2005          Massachusetts Financial
Corey(3)            Secretary                        Services Company, Special
(born 11/21/63)     and                              Counsel (since December
                    Assistant                        2004); Dechert LLP (law
                    Clerk                            firm), Counsel (prior to
                                                     December 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David L.            Assistant     July 2005          Massachusetts Financial
DiLorenzo(3)        Treasurer                        Services Company, Vice
(born 8/10/68)                                       President (since June
                                                     2005); JP Morgan Investor
                                                     Services, Vice President
                                                     (prior to June 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Timothy M.          Assistant     September 2005     Massachusetts Financial
Fagan(3)            Secretary                        Services Company, Vice
(born 7/10/68)      and                              President and Senior
                    Assistant                        Counsel (since September
                    Clerk                            2005); John Hancock
                                                     Advisers, LLC, Vice
                                                     President and Chief
                                                     Compliance Officer
                                                     (September 2004 to August
                                                     2005), Senior Attorney
                                                     (prior to September 2004);
                                                     John Hancock Group of
                                                     Funds, Vice President and
                                                     Chief Compliance Officer
                                                     (September 2004 to
                                                     December 2004)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark D.             Assistant     July 2005          Massachusetts Financial
Fischer(3)          Treasurer                        Services Company, Vice
(born 10/27/70)                                      President (since May 2005);
                                                     JP Morgan Investment
                                                     Management Company, Vice
                                                     President (prior to May
                                                     2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brian E.            Assistant     May 2006           Massachusetts Financial
Langenfeld(3)       Secretary                        Services Company, Assistant
(born 3/7/73)       and                              Vice President and Counsel
                    Assistant                        (since May 2006); John
                    Clerk                            Hancock Advisers, LLC,
                                                     Assistant Vice President
                                                     and Counsel (May 2005 to
                                                     April 2006); John Hancock
                                                     Advisers, LLC, Attorney
                                                     and Assistant Secretary
                                                     (prior to May 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ellen Moynihan(3)   Assistant     April 1997         Massachusetts Financial
(born 11/13/57)     Treasurer                        Services Company, Senior
                                                     Vice President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Susan S. Newton(3)  Assistant     May 2005           Massachusetts Financial
(born 3/7/50)       Secretary                        Services Company, Senior
                    and                              Vice President and
                    Assistant                        Associate General Counsel
                    Clerk                            (since April 2005); John
                                                     Hancock Advisers, LLC,
                                                     Senior Vice President,
                                                     Secretary and Chief Legal
                                                     Officer (prior to April
                                                     2005); John Hancock Group
                                                     of Funds, Senior Vice
                                                     President, Secretary and
                                                     Chief Legal Officer (prior
                                                     to April 2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Susan A.            Assistant     July 2005          Massachusetts Financial
Pereira(3)          Secretary                        Services Company, Vice
(born 11/5/70)      and                              President and Senior
                    Assistant                        Counsel (since June 2004);
                    Clerk                            Bingham McCutchen LLP (law
                                                     firm), Associate (prior to
                                                     June 2004)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark N.             Secretary     January 2006       Massachusetts Financial
Polebaum(3)         and Clerk                        Services Company, Executive
(born 5/1/52)                                         Vice President, General
                                                     Counsel and Secretary
                                                     (since January 2006);
                                                     Wilmer Cutler Pickering
                                                     Hale and Dorr LLP (law
                                                     firm), Partner (prior to
                                                     January 2006)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Frank L. Tarantino  Independent   June 2004          Tarantino LLC (provider of
(born 3/7/44)       Chief                            compliance services),
                    Compliance                       Principal (since June
                    Officer                          2004); CRA Business
                                                     Strategies Group
                                                     (consulting services),
                                                     Executive Vice President
                                                     (April 2003 to June 2004);
                                                     David L. Babson & Co.
                                                     (investment adviser),
                                                     Managing Director, Chief
                                                     Administrative Officer and
                                                     Director (prior to March
                                                     2003)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
James O. Yost(3)    Assistant     September 1990     Massachusetts Financial
(born 06/12/60)     Treasurer                        Services Company, Senior
                                                     Vice President
--------------------------------------------------------------------------------

------------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. Each Trustee (except Messrs. Butler and Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

                                                                     APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine:
(1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

Vest management of the process in the company's independent directors, other than the nominee in question; and

Outline the range of remedies that the independent directors may consider concerning the nominee.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

FOREIGN ISSUERS

MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

Considers special proxy issues as they may arise from time to time.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. ANALYZING PROXIES

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

-----------------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         MFS UNION STANDARD EQUITY FUND

                            PROXY VOTING GUIDELINES

INTRODUCTION

The following Proxy Voting Guidelines set forth the policies and practices behind individual proxy votes. The policies described here address the major corporate governance issues raised by shareholders and management.

The Guidelines that follow each policy describe voting practices and standard voting responses to specific corporate conditions. For those issues not described in these Guidelines, JMR Financial, Inc. ("JMR") will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, and vote those issues on a case-by-case basis.

1. BOARD OF DIRECTORS

1.1. Election of Directors

Corporate Directors have the fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. In order to effectively discharge these duties, Directors must have the necessary qualifications, a commitment to performing their duties, high ethical standards, and independence from the company management that they oversee. A corporate Board's effectiveness is enhanced when the Board is composed of at least two-thirds Independent Directors and when an Independent Director serves as its Chairperson.

The election of Directors occurs in two contexts, uncontested elections or contested elections, and at two levels, for the entire Board or for individual Directors.

1.1.1. Uncontested Elections

In the case of an uncontested election, we consider the following factors in voting on the entire Board:

o The long-term financial and economic performance of the company in comparison with its peers as well as with a broader market such as the S&P 500;

o The degree of independence of the Board in its entirety;

o Whether or not the Board takes actions which are value-enhancing. Actions in opposition to this might include: awarding excessive compensation to executives or to the Directors themselves, approving corporate restructurings or downsizings that are not in the company's best long-term interest, adopting take-over provisions without shareholder approval, or refusing to provide information to which the shareholders are entitled;

o Whether or not the Board has implemented the proposals which were approved by a majority of the shareholders during the previous fiscal year; and

o The concerns of other important company stakeholders such as their employees and the communities in which they operate. Should these stakeholders make their concerns known, this might expose situations which are or could affect the company's performance. We give these concerns consideration in evaluating Board performance.

In the case of an uncontested election, we consider the following additional factors in voting on individual Directors:

o The independence of the audit, compensation, and nominating committees. These committees maintain important roles in the process of management oversight and therefore should be composed entirely of Independent Directors (as is more fully described in the Guidelines, below);

o The performance of the audit, compensation, and nominating committees. Factors to consider include the quality of committee disclosure as well as the actions taken by the committees;

o The attendance of incumbent Directors. The Securities and Exchange Commission
  (SEC) requires companies to disclose any incumbent Director who attended fewer that 75% of the aggregate Board and applicable committee meetings during the last fiscal year. A failure to include this information is assumed to mean that all Directors attended 75% of the meetings;

o The ability of the nominee to devote sufficient time and energy to carrying out the fiduciary duties of a Director. Director nominees who are employed, or self-employed, on a full-time basis and who serve on Boards at fewer than three other public companies, as well as nominees who are retired and who serve on Boards at fewer than five other public companies are generally believed to have this ability;

o Chapter 7 bankruptcy, SEC violations, and criminal offenses by an individual director; and

o Whether or not the performance of the Director on other Boards has been acceptable.

1.1.2. Contested Election of Directors

Greater scrutiny should be paid in those situations where a change of control is occurring in the context of a contested election for the Board of Directors. Contested elections generally occur when a Board candidate or slate runs for the purpose of seeking significant change in corporate policy or control of the Board. Competing slates should be evaluated based upon all of the factors described in the Guidelines' Section 1.1.1. Uncontested Elections as well as the following:

o The background of the proxy contest;

o The qualifications of the slate's individual candidates;

o The quality of the strategies the slate plans to implement to overcome the company's current inefficiencies as well as to enhance the company's long-term value; and

o The slate's expressed and demonstrated commitment to the interests of company shareholders and other important stakeholders.

1.2. Independent Directors

Independence is critical to ensure that Directors carry out their fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management select. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of employees and the communities in which they operate.

An Independent Director is one who either maintains only one non-trivial relationship with the company, that of being a Director, or is a rank-and-file employee. A Director is considered NOT INDEPENDENT if he or she:

o Is, or was, employed by the company or by an affiliate in an executive capacity;

o Is, or is affiliated with a company that is, an adviser or consultant to the company or a member of the company's senior management;

o Is, or within the past five years was, employed by a present or former auditor of the company;

o Is employed by a customer or supplier with a nontrivial business relationship;

o Is employed by, or is affiliated with, a foundation or university that receives grants or endowments from the company;

o Has a personal services contract with the company;

o Is an officer of a firm on which the company's chief executive officer or chairman is also a Board member;

o Is employed by a public company at which an executive officer of the Company serves as a director; or

o Is related to of any person described above.

1.3. Equal Access to the Proxy

Proposals that give long-term shareholders the same ability as management to cost-effectively nominate Directors to represent their interests, as long as these efforts do not provide a tool that can be used to facilitate hostile takeovers by short-term investors.

1.4. Separate Offices of Chairman & CEO

One of the principal functions of the Board of Directors is to protect shareholders' interests by monitoring and evaluating the performance of company management, including its Chief Executive Officer (CEO). When the Chairman of the Board is also the CEO of the company, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. In addition, the CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. This unity of power has caused concern in governance commissions and activist pension funds about whether or not having a CEO who is also the Chairman of the Board best serves the company's shareholders. The principal arguments in favor of a separate or non-executive chair have to do with enhancing the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if the Board is led by a fellow Director. In addition, fund managers seek to guard against cases where a CEO seeks first to serve himself or herself and only secondarily the shareholders.

Generally proposals seeking to separate the positions of Chairman and CEO should be supported. However, under certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

1.5. Lead Independent Director

At companies that have not adopted an Independent Board Chairperson, we support the establishment of a Lead Independent Director. In addition to serving as the presiding director at meetings of the Board's Independent Directors, a Lead Independent Director is responsible for coordinating the activities of the Independent Directors. At a minimum, a Lead Independent Director helps to help set the schedule and agenda for Board meetings, monitors the quality, quantity and timeliness of the flow of information from management, and has the ability to hire independent consultants necessary for the Independent Directors to effectively and responsibly perform their duties.

1.6. Board and Committee Size

A Board that is too large may function inefficiently; conversely, a Board that is too small may allow the CEO to exert excessive control. It is generally believed that the most effective Board size lies within a range of five to fifteen Directors.

1.7. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a Board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's Board of Directors. This is the only mechanism that minority shareholders can use to be represented on a company's Board.

Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, is generally supported.

1.8. Term Limits

Proposals to limit Director terms may prohibit the service by Directors who are otherwise qualified to serve the company. Since other Guidelines serve to hold Directors to high standards, the best way to ensure a Directors' qualification to elect him or her annually.

1.9. Director Liability

According to United States' state incorporation laws, corporate Boards have a legal responsibility for the management of a company. The downside of this is that Directors may potentially face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

o The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation;

o The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts that are performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and bylaws; and

o The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

Although these three duties set general legal parameters for Directors' obligations, the courts at the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the business judgment rule, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors' business decisions, but only the procedures followed in reaching that decision, when determining director liability."

Management proposals occasionally seek to amend a company's charter to limit or eliminate the personal liability of Directors for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. However, the great responsibility and authority of Directors justifies holding them accountable for their actions.

In determining whether or not to support such proposals, we consider the following factors:

o The performance of the Board;

o The independence of the Board and its audit, compensation and nominating committees; and

o Whether or not the company has anti-takeover devices in place.

We may support liability-limiting proposals when the company satisfactorily argues that such action is necessary to attract and retain Directors. Liability-limiting proposals are generally opposed for:

o Breach of the duty of loyalty;

o Omissions not done in good faith or acts done intentionally or in violation of the law;

o Acts involving unlawful purchase or redemption of stock;

o Payment of unlawful dividends;

o Receipt of improper personal benefits;

In addition, limiting liability for Directors when litigation is pending against the company is generally opposed.

1.10. Indemnification

Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the director's conduct.

We may support such indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their Independence. We may oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, we:

o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

o Vote AGAINST indemnification proposals that insulate Directors from actions that they have already taken.

o Vote FOR only those proposals that provide such expanded coverage in cases when a Director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

1.11. Outside Director Compensation & Benefits

Shareholder evaluation of Director compensation is especially important since Directors are responsible for compensating themselves. We support compensating Directors in a fashion that rewards excellent service and in a manner that does not compromise the independence of Directors. To enhance Directors' independence from management, Director compensation plans should be separate from executive compensation plans and should be voted on separately by shareholders. Excessively large compensation packages may also make Directors less willing to challenge management out of fear of not being re-nominated. Directors who receive pensions based upon years of service as Directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. Direct stock ownership is the best way to align the interests of outside Directors and shareholders. Accordingly, a significant proportion of Director compensation should be in the form of stock. Directors should be subject to reasonable equity holding requirements. In addition to these conditions, Director compensation plans should be evaluated using the same standards as apply to executive compensation plans.

1.12. Broader Participation on the Board

A more diverse Board of qualified Directors benefits the company and shareholders. Gender and ethnic diversity bring different perspectives to Boards which can lead to improved corporate performance. Another example of such diversity would be employee shareholders, and we generally support proposals that would allow for such representations.

1.13. Business Development

Shareholders have introduced proposals asking for further disclosures on the role that the Board of Directors plays in developing business. We generally support proposals asking for such additional disclosure.

2. CORPORATE GOVERNANCE & CHANGES IN CONTROL

Issues in this section have the potential to significantly impact the value of the plan investments. We review each issue in this section on a case-by-case basis and take a decision based upon what is in the long-term economic best interests of plan participants and beneficiaries.

Some of the proposals involving the issues in this section occur in the context of an impending or ongoing contest for company control. Other proposals can have a direct effect on the likelihood of material transactions such as tender offers, leveraged buyouts, mergers, acquisitions, restructurings, and spin-offs. In determining how to vote, we undertake an analysis of the long-term business plans of the competing parties as well as a cost/benefit analysis of the likely economic result of a change of control or material transaction.

With regard to corporate governance proposals not in the context of an impending or ongoing contest for corporate control, we consider the impact of the vote on plan assets as well as the ability of shareholders to hold management accountable for corporate performance.

2.1. Increasing Authorized Common Stock

We may support management proposals requesting shareholder approval to an increase in the number of shares of authorized common stock when management provides persuasive justification for the increase and the amount of this increase is reasonable. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement a poison pill or other takeover defense probably do not justify such an increase. Stock authorizations that increase the existing authorization by more than 50% are generally opposed unless very specific criteria and/or extenuating circumstances are involved.

2.2. Reverse Stock Splits

We may support a reverse stock split if management provides a reasonable justification for the reduced split and reduces authorized shares accordingly. Reverse stock splits exchange multiple shares for a lesser amount to increase the share price. Increasing share price is sometimes necessary to restore a company's stock price to a level that will allow it to be traded on the national stock exchanges, and can thus help to maintain stock liquidity.

Failure to reduce authorized share as part of a reverse split, however, effectively results in an increase in authorized shares.

2.3. Blank-Check Preferred Stock

Blank-check preferred stock is preferred stock that includes broad powers granted to Directors to establish voting, dividend and other rights without shareholder review. We may generally oppose requests that authorize Blank-check preferred stock especially when it may be used as an anti-takeover device.

2.4. Tracking Stock

We may oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business segment. Tracking stocks can be problematic in that they bring the likelihood of creating conflicts of interest between shareholders, Directors, and management as the Board is placed in the position of having to balance competing sets of interests under a single fiduciary authority.

2.5. Reincorporation

We may vote in favor of reincorporation to another jurisdiction as long as there is a sound justification for doing so and there is no significant diminution of corporate governance, management accountability, or workers' rights. We may also vote for proposals which block or prohibit companies from reincorporating in tax havens and support proposals which urge companies to reincorporate to the US.

We may oppose reincorporation when it may be used as a takeover defense or as a method to limit Director liability.

2.6. Shareholder Rights Plans

We may support the legitimate use of shareholder rights plans, typically known as poison pills. The evaluation of these plans should focus on whether or not management puts the plan to a periodic vote of the shareholders, preferably every three years, as well as whether or not the acquisition attempts thwarted by the pill could be detrimental to the long term interests of plan participants and beneficiaries. In addition, we consider the threshold for triggering a poison pill, and may oppose any plan with a threshold of less than 20% of a company's shares.

2.7. Supermajority Voting Requirements

We review supermajority proposals on a case-by-case basis, weighing the consideration that supermajority voting requirements may be used to undermine voting rights and entrench management against the potential benefit, in some circumstances, of protecting the interests of minority or outside shareholders. Generally, management proposals to require a supermajority vote and support shareholder proposals to lower supermajority voting requirements may be opposed.

2.8. Dual Class Voting

Dual Class Voting is the issuance of new classes of stock with unequal voting rights. This voting system is often designed to enhance the voting rights of company insiders and is common in family controlled companies. Dual Class Voting may entrench management at the expense of shareholders. We consider the impact on share value, the impact of creating unequal voting rights, as well as the principle of one share -- one vote when voting on such a proposal.

2.9. Confidential Voting & Independent Tabulation of Voting

The purpose of confidential voting is to protect shareholders from management pressure to change their votes before the shareholder meeting at which those votes are cast. Proxy voting must be protected from management coercion and use of corporate funds to lobby shareholders to change their votes.

2.10. Shareholders' Right to Call Special Meetings

In evaluating this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company. Generally, we may oppose any attempts to limit and eliminate such rights if they already exist in a company's by-laws, and may support resolutions that seek to restore these rights.

2.11. Mergers and Acquisitions

In determining its votes on mergers and acquisitions, we consider the following factors:

o The potential impact of the merger on long -term corporate value;

o The anticipated financial benefits of the merger;

o The offer price;

o How was the deal negotiated;

o Any changes in corporate governance and their impact on shareholder rights;
  and

o The impact on important stakeholders of both companies, including employees and communities.

2.12. Fair-Price Provisions

Fair price provisions help to guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and are generally supported. However, we also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

2.13. Greenmail Payments

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to the payments that a raider receives from a company in exchange for the raider's shares in addition to a guarantee that he or she will terminate his or her takeover bid. These payments are usually a premium above the market price, so while greenmail may ensure the continued independence of a company, it discriminates against other shareholders. Buying out the shares of one shareholder at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image. Economic studies show that greenmail devalues a company's stock price. When voting on this issue, we take into account whether or not the greenmail payments discriminate against some shareholders and whether or not the payments reduce shareholders' value. If the greenmail payments fail to serve the long-term economic interests of plan participants and beneficiaries, such payments may be opposed.

2.14. Approving Other Business

Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval. We generally oppose such unmonitored authority.

3. EMPLOYEE RELATED PROPOSALS

3.1. Employee Stock Purchase Plans

Employee Stock Purchase Plans promote a linkage between a company's employees and its shareholders. We generally support such proposals when the plan covers a large number of employees.

3.2. High-Performance Workplaces

High-performance workplace practices can contribute to a company's productivity as well as to its long-term financial performance. These practices include: employee training, direct employee involvement in decision-making, compensation linked to performance, employee security, and a supportive work environment. Additionally, these practices may include other measures of performance, such as the extent to which a company uses part-time or contract employees to the exclusion of full-time paid employees. We may generally support proposals encouraging high-performance workplace practices. However, we review these proposals to ensure that they are in the shareholders' best interests and do not unduly interfere with the company's operations.

3.3. Pension Choice

A number of companies have recently faced controversy as they converted traditional defined benefit plans into cash-balance plans. Traditional plan benefits accrue based on a percentage of base salary multiplied by the number of years of service, multiplied by the final five-year average base pay. Cash-balance plans reserve a fixed percentage of base salary plus interest and are portable. Conversions to cash-balance plans often hurt older workers and may be motivated by a company's desire to inflate its book profits by boosting surpluses in its pension trust funds. We may generally support proposals seeking to restore employee choice in this manner.

4. EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation should reward executives for superior performance while ensuring that the long-term interests of the company and its shareholders are being best served. To this end, executive compensation plans should be structured with consideration for the company's goals for growth and development; the individual executive's performance; the various compensation plan features; and the potential dilution of shareholders' voting power and economic value which would occur if the compensation plan were implemented. It is the structure of an executive's compensation package which most influences whether he or she will focus on boosting the corporation's day-to-day share price or will concentrate on building long-term corporate value.

Many experts agree that pay-for-performance should be the central theme of every executive compensation plan. Pay-for-performance rewards executives for meeting explicit and demanding performance goals, as determined by the Board of Directors, and penalizes them for failing to meet those goals.

In determining an executive's performance goals, the Board should focus on the ways in which the executive might individually contribute to the growth and development of the company as well as how the executive might be instrumental in maximizing shareholder wealth. Measures of growth and development of the company may include financial performance, such as revenue growth and profitability; stock price increases; social corporate performance, such as the company's efforts to promote basic human rights within its operations; compliance with environmental, health, and safety standards; labor standards; and downsizing and layoffs standards.

The best measures of shareholder wealth maximization are Market Value Added
(MVA) and Economic Value Added (EVA). Shareholder wealth is maximized by maximizing the difference between the market value of the firm's stock and the amount of equity capital that is supplied by shareholders. This difference is MVA. Whereas MVA measures the effects of managerial efforts since the very inception of a company, EVA focuses on managerial effectiveness in a given year and is therefore the more appropriate measure to use to evaluate the executive's contributions to maximizing shareholder wealth. A firm adds value - that is, has a positive EVA - if its return on invested capital is greater than its weighted average cost of capital. If an executive's compensation plan is structured so that the executive focuses on creating positive EVA in all of the projects under his or her control, this will help to ensure that he or she will operate in a manner which is consistent with maximizing shareholder wealth.

Executive compensation packages are generally composed of annual salary, annual incentive awards, long-term incentive awards, stock options, and other forms of equity compensation.

4.1. Stock Option Plans

Proponents of including stock options in executive compensation plans argue that options serve to attract, retain, and motivate qualified executives. These individuals take the position that options align management and shareholder interests and encourage executives to maximize shareholder value. In addition, these individuals maintain that when stock options are performance-based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), which caps income tax deductions for executive salaries at $1 million.

However, stock options are sometimes abused and often have unintended and unacknowledged consequences. Opponents of stock options argue that most executives are adequately paid through salaries and cash incentive plans. In addition, these individuals maintain that stock options have an unlimited upside potential and no downside risk for executives. Whereas, shareholders bear all of the risk of stock options in terms of both economic value and voting power dilution. Furthermore, these individuals hold that stock options may harm long-term shareholder interests by motivating executives to focus on short-term expense-reduction strategies, such as cutting important research and development plans, or on undertaking overly risky projects all in an attempt to temporarily inflate stock prices and the net value of their options. Lastly, these individuals assert that stock options do not necessarily align executive interests with those of shareholders. For these reasons, stock options are often not believed to be an appropriate form of compensation for executives.

If companies choose to use stock options for executive compensation, certain safeguards should be in place. These features include stock option expensing, performance-based stock options, share holding requirements, acceptable dilution levels, and a prohibition on retroactively repricing stock options.

When voting on management proposals relating to stock options, we consider the criteria defined below.

4.1.1. Performance-Based

Performance-based stock options tie compensation to company performance more closely than they tie compensation to the stock market, which standard stock options do. As a result, participants in performance-based stock option plans are rewarded only when company shareholders also benefit.

Performance-based stock options are defined as one of the following:

o PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met;

o PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant;

o INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index; or

o PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

There is a lot of support for compensation policies which provide challenging performance objectives and which motivate executives and Directors to maximize long-term shareholder value. As a result, institutional investors are increasingly urging that, in order to align the interests of executives with those of shareholders, some portion of the stock option grants to executives and Directors should be performance-based.

Premium-priced and performance-vesting options encourage executives and Directors to set and meet ambitious but realistic performance targets. Indexed options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when stock options are performance-based they generally are not subject to the limits contained in Section 162(m) of the Code, which caps income tax deductions for executive salaries at $1 million. To ensure the full-tax deductibility of executive pay, companies now tend to pay amounts in excess of $1 million to executives in the form of incentive-based pay such as stock or stock options.

4.1.2. Expensing

A failure to properly account for stock options as a compensation expense has promoted the excessive use of stock options for executive compensation at some companies. This practice also obscures and understates the cost of excessive executive compensation. We generally only support the use of stock options if the stock options are fully expensed.

4.1.3. Dilution

Stock option plans dilute company earnings, as well as shareholders' voting power and economic value. The amount of acceptable dilution varies, but any proposal which could potentially cause a total dilution of either outstanding voting power or outstanding shareholders' equity greater than 10% may be opposed. Higher levels of dilution may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives.

4.1.4. Grant Rates

In determining how to vote on a stock option plan, we consider whether or not past equity compensation grants to senior executives were within reason and prudent. Repeatedly providing large grants may lessen the options' incentive value and may needlessly dilute the company's shares. Equity compensation plans generally should not exceed an annual stock option grant rate of one percent of shares outstanding to senior executives. Higher grant rates may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives. We may also oppose plans that reserve a specified percentage of outstanding shares for award each year (known as an evergreen plan) instead of having a termination date.

4.1.5. Repricing

We generally may oppose any stock option plan that does not explicitly prohibit repricing, unless the company has adopted a policy against repricing. Similarly we may oppose the replacement of underwater stock options with new option grants at a lower exercise price. In both circumstances executives would be rewarded for the poor performance of the company's stock, undermining the intention of stock option awards.

4.1.6. Reloads

Reload grants give stock option recipients additional stock options to replace the options that have been exercised. Reloading options make it possible for the recipient to lock-in increases in stock price with no attendant risk, a benefit not available to other shareholders. Stock option reloads also contribute to excessively large compensation packages and increase stock option dilution. Lastly, reload features transfer responsibility for new option grants from Directors to the executives who are exercising their options.

4.1.7. Broad-based

In determining how to vote on a stock option plan, we consider whether or not a proposed plan is available to a broad base of employees. Plans which are targeted to only the top executives of a company create disparities in the workplace which may adversely affect employee productivity and morale. We generally oppose plans if a significant proportion of option shares granted the previous year were issued to the top five executives.

4.1.8. Holding Period

Equity compensation awards are intended to align management interests with those of shareholders. Allowing executives to sell their shares while they are employed by the company undermines this purpose. Executives should be required to hold a substantial portion of their equity compensation awards, including any shares received from option exercise, while they remain employed by the company.

4.1.9. Complexity

Some plans are needlessly complex, inconsistent, and complicated, or weaken performance criteria by providing Directors with excessive discretionary power. We may oppose plans that allow pyramiding (using shares obtained from the exercise of each option to purchase additional shares covered under the plan), gross-ups (in which the company provides cash or additional options to cover the tax-liability of options), or acceleration of the vesting requirements of outstanding awards. We may also oppose plans which bundle several kinds of awards into one plan or which do not provide clear guidelines for the allocation of awards to executives.

4.2. Restricted Stock

Many agree that the best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock is a compensation plan feature which not only increases executives' direct share holdings, but also incorporates at-risk features. In an effort to reward performance and not job tenure, restricted stock vesting requirements should be performance-based. Such plans should explicitly define the performance criteria for awards to executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

We may support the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation.

4.3. Proposals on Base Compensation

Annual salaries and other forms of guaranteed pay should be reasonable for the recruitment and retention of executives. Section 162(m) of the Code limits the tax deductibility of executive compensation in excess of $1 million unless it is performance-based. We may support proposals which address this limitation as well as those which establish reasonable levels of executive base compensation.

4.4. Proposals on Variable Compensation

We support enhanced disclosure and shareholder oversight of executive benefits and other perquisites. In addition, we may oppose the provisions of any perquisite or benefit to executives which exceeds what is generally offered to other company employees.

4.5. Golden Parachutes

Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests. Proponents argue that golden parachutes ensure that executives will continue to devote their time and attention to the business, despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs.

However, since parachutes assure covered executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

Any severance plan or stock option "change in control" vesting feature should be contingent upon the completion of a merger, rather than the lesser standard of shareholder approval of a merger.

4.6. Proposals Seeking Greater Transparency and Oversight

Shareholders benefit from full disclosure of all forms of compensation received by senior executives. Requiring shareholder approval of important compensation matters also provides an important safeguard against excessive executive pay.

4.7. Proposals Seeking Alternative Performance Measure

These shareholder proposals seek to link executive compensation to the company's achievement of objectives to improve the company's long-term performance and sustainability. We may support such proposals provided that the objectives are evaluated in addition to the traditional financial measures of company performance in determining executive compensation.

4.8. Outside Director Compensation & Benefits

The evaluation of outside Director compensation and benefits is important because Directors compensate themselves. We support compensating Directors in a manner which rewards excellent service and at the same time does not compromise the independence of Directors. Excessively large compensation packages may make Directors less willing to challenge management out of fear of not being re-nominated. Direct stock ownership is the best way to align the interests of outside Directors and shareholders. Accordingly, a significant proportion of Director compensation should be in the form of stock. The voting fiduciary may support the elimination of Director pensions. Directors who receive pensions based upon years of service as Directors and not upon their performance as Directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. In addition to these conditions, we evaluate Director compensation plans using the same standards as those which apply to executive compensation plans.

4.9. Disclosing or Restricting Executive Compensation

Proposals which link executive compensation, benefits, and perquisites to the long-term goals of the company should be supported. In addition, proposals that seek to expand disclosure of executive compensation, benefits, and perquisites are of value to shareholders as long as such disclosure is not unduly burdensome on the company. In general, we may oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees.

5. CORPORATE RESPONSIBILITY

Corporate Responsibility shareholder proposals are based on the premise that, in order to succeed over the long-term, companies need to treat employees, suppliers, and customers well; need to be environmentally responsible; and need to be responsive to the communities in which they operate. In general, we may support such proposals as long as they contribute to or have no adverse effect upon the long-term economic interests of plan participants and beneficiaries.

5.1. Special Policy Review & Shareholder Advisory Committees

Such policy committees are usually established by Boards of Directors to address broad corporate policy and to address issues on matters including shareholder relations, the environment and health & safety issues. We generally support proposals calling for the formation of such committees given the fact that this creates a method for effecting shareholder influence on companies.

5.2. Corporate Conduct, International Labor Standards, and Human Rights

We generally support shareholder proposals which address corporate responsibility relating to environmental, labor and human rights standards as long as the proposals contribute to or have no adverse impact upon the long-term interests of plan participants and beneficiaries.

5.3. Adoption of "MacBride Principles"

The MacBride Principles call on companies operating in Northern Ireland to treat workers in those facilities in the same manner that the companies treat their employees domestically. We consider whether or not it is in the best long-term interests of plan participants and beneficiaries for a company to conduct its business in accordance with such principles.

5.4. Adoption of "CERES Principles"

CERES Principles call for the companies to protect the environment and the health and safety of the companies' employees. We generally support proposals of this kind since the corporate conduct created by implementing them enhances business operations, improves companies' image, and enhances shareholder value.

5.5. Legal & Regulatory Compliance

Legal and regulatory compliance proposals call upon companies to comply with, and report on, government mandates relating to non-discrimination; health and safety; affirmative action; environmental issues; labor protections; and other policies and practices that affect long-term company performance. In general we may support such proposals because reporting on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

5.6. Supplier Standards

Supplier standards proposals call on companies to institute a review process to ensure that they do not do business with suppliers that fail to comply with all applicable laws and standards relating to labor and human rights. In general, we may support such proposals.

5.7. Fair Lending

Fair lending proposals call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair lending policies or goals by the parent and financial subsidiaries of the corporation, or disclose lending data to shareholders and the public. It is important for financial institutions to examine the risks inherent to their fair lending compliance practices, to institute corrective steps and safeguards, if necessary, and to report to shareholders on their findings and activities in this regard. We may generally support proposals seeking such actions.

5.8. Political Reporting

Management is unaccountable in making political contributions and in funding Political Action Committees (PACs) unless such donations are a matter of public information easily available to shareholders. While information on PAC contributions is available, direct contributions by the company at the state and local levels generally are not available, and few companies have reported on their expenses for PAC administration and solicitation. Aside from the right of shareholders to know about corporate political activities, knowledge that information on political contributions is readily available will lessen the chance that officers will make contributions that could be embarrassing to the corporation. We generally support such proposals as long as the cost of preparing reports on political contributions is minimal, and the request for them is reasonable.

5.9. Tobacco lndustry

The regulation of marketing practices is a responsibility of national or local governments. However, individual companies still have an undiminished duty to market their products responsibly within government-established boundaries. Tobacco ads continue to cause significant controversy for tobacco companies because they are said to affect those who may not be able to make an informed decision about the health risks of smoking. Companies that engage in such marketing should make sure that they fully comply with the letter and spirit of any government guidelines as well as any industry codes that address the topic. Reports on the marketing of tobacco products are a relatively inexpensive way for a company to let its shareholders gauge whether the company is marketing responsibly. Therefore, we may generally support proposals that ask management to report on or change tobacco product marketing practices.

5.10. Business Strategy

Shareholders have introduced proposals asking Boards to examine the impact of particular business strategies on long-term corporate value in light of changing market conditions, and to report back to shareholders. We generally support enhanced disclosure to shareholders on how the company addresses issues that may present significant risk to long-term corporate value. We also generally support proposals which seek Board review of business strategies that may not contribute to building long-term corporate value, so long as these proposals do not impose undue costs on the corporation.

5.11. Analyst Independence

Recent investigations by the SEC and the New York State Attorney General exposed widespread conflicts of interest involving investment banking practices at many financial services companies. We believe that these conflicts have helped to undermine investor confidence in the capital markets in general and investor confidence in the financial services industry in particular. Several recent shareholder proposals have urged financial service companies to effectively manage investment banking related conflicts of interest by formally separating the company's investment banking business from the company's sell-side analyst research and Initial Public Offering (IPO) allocation process, or by taking other measures. We generally support such proposals.

6. AUDITORS

Independent auditors play the important role in the capital markets of helping to protect the integrity and reliability of corporate financial reporting. The independent audit and resulting opinion letter are intended to enhance investors' confidence that the financial statements on which they rely provide an accurate picture of a company's financial condition. Recent accounting scandals illustrate the consequences for investors when this audit process breaks down.

When a company engages its audit firm to perform non-audit services, this may compromise the independence of the audit firm, and may give rise to questions and concerns about the integrity and reliability of the auditor's work. Both the type and the amount of work performed for a company by its outside audit firm must be scrutinized. Real and perceived auditor conflicts are most serious when non-audit services constitute a significant percentage of the total fees paid by the company to the auditor, or when the nature of these non-audit services places the auditor in the role of advocate for the company, or its executives.

We might consider that companies should only engage their auditors to perform audit services. However, the performance of certain non-audit services might not necessarily compromise the independence of the audit process.

6.1. Auditor Ratification

We may vote against ratification of the auditors when:

o There is reason to believe that the company's auditors have become complacent in the performance of their auditing duties;

o There has been a change in auditors from the prior years and it is determined that the cause is a disagreement between the company and the terminated auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or practice;

o The auditor provides advice on tax avoidance strategies, as disclosed in the qualitative discussion of tax services, or any other tax or other service that the voting fiduciary believes places the auditor in the role of advocate for the company or its executives;

o The fees for non-audit services account for a significant percentage of total fees. When fees for non-audit services are more than 20% of total fees there should be concern, and when non-audit services exceed 50% of total fees it is inappropriate and a serious threat to auditor independence. In determining the appropriate threshold at a particular company, the voting fiduciary should consider the nature of the non-audit services provided and the level of detail provided in the qualitative descriptions of non-audit fees; and

o A company has had the same audit firm for more than seven years.

We recognize that a vote against ratification of the auditor based upon the above standards may raise concerns about the performance of the audit committee. When these concerns are serious, we may also consider withholding votes for Directors serving on the audit committee.

6.2. Shareholder Proposals Relating to Auditors

We may support shareholder proposals to enhance auditor independence, including those that complement or strengthen the minimum acceptable standards established above.

                                                           PART II - APPENDIX C

                            WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (ISC) and/or the CDSC is waived for the MFS funds' share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFS that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers or other transactions from one account to the same class of the same fund of another account otherwise subject to a CDSC or an ISC will not be charged a CDSC or ISC so long as each account is held in your name or for your benefit (either individually or collectively) by MFSC or an affiliate. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix C, the term "ESP" includes employer sponsored plans, the term "SRO" includes salary reduction only plans, and the term "ERISA" refers to the Employment Retirement Income Security Act of 1974, as amended.

RETIREMENT PLANS:

--------------------------------------------------------------------------------------------------------
                                                            SALES CHARGE WAIVED
--------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                CLASS      CLASS       CLASS       CLASS
                                                               A ISC      A CDSC      B CDSC      C CDSC
--------------------------------------------------------------------------------------------------------
1. WAIVERS FOR MFS SERVICED PLANS
--------------------------------------------------------------------------------------------------------
o To the extent that redemption proceeds are used to pay                    V            V          V
  expenses (or certain participant expenses) of the 401(a)
  or ESP Plan (e.g., participant account fees).
--------------------------------------------------------------------------------------------------------
o Shares purchased or redeemed representing transfers from,      V          V            V          V
  or transfers to, plan investments other than the MFS
  funds.
--------------------------------------------------------------------------------------------------------
o Shares acquired pursuant to repayments by retirement plan      V          V            V          V
  participants of loans from 401(a) or ESP Plans.
--------------------------------------------------------------------------------------------------------
o By a retirement plan which established an account with                                 V
  MFSC between July 1, 1996 and December 31, 1998.
--------------------------------------------------------------------------------------------------------
o By a retirement plan which established its account with                                V
  MFSC on or after January 1, 1999 (provided that the plan
  establishment paperwork is received by MFSC in good order
  on or after November 15, 1998 and before December 31,
  2002).
--------------------------------------------------------------------------------------------------------
o Transfers from a single account maintained for a 401(a)                   V            V          V
  Plan to multiple accounts maintained by MFSC on behalf of
  individual participants of such Plan.
--------------------------------------------------------------------------------------------------------
o All MFS Serviced Plans.                                        V                                  V
--------------------------------------------------------------------------------------------------------
o Transfers due to the eligibility of a MFS Serviced Plan        V          V            V          V
  to move its investment into a new share class under
  certain eligibility criteria established from time to
  time by MFD (sales charges waived may vary depending upon
  the criteria established by MFD).
--------------------------------------------------------------------------------------------------------
o Transfer or rollover to MFS Prototype IRA from a MFS           V          V            V          V
  Serviced Plan.
--------------------------------------------------------------------------------------------------------
Reinvestment of Redemption Proceeds from Class B Shares          V          V

Shares acquired by a retirement plan whose account
application was received by MFD on or prior to March 30,
2001 where the purchase represents the immediate
reinvestment of proceeds from the plan's redemption of
its Class B shares of the MFS funds and is equal to or
exceeds $500,000, either alone or in aggregate with the
current market value of the plan's existing Class A
shares; or
--------------------------------------------------------------------------------------------------------
Shares acquired by a retirement plan whose account
application was received by MFD on or after April 2, 2001
and before December 31, 2002 where the purchase
represents the immediate reinvestment of proceeds from
the plan's redemption of its Class B shares of the MFS
funds and is equal to or exceeds $1,000,000, either alone
or in aggregate with current market value of the plan's
existing Class A shares.
--------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
--------------------------------------------------------------------------------------------------------
A. 401(A) PLANS AND ESP PLANS
--------------------------------------------------------------------------------------------------------
o Where the retirement plan and/or sponsoring organization       V          V
  demonstrates to the satisfaction of, and certifies to,
  MFSC that the retirement plan (or multiple plans
  maintained by the same plan sponsor) has, at the time of
  certification or will have pursuant to a purchase order
  placed with the certification, a market value of $500,000
  or more (applies only when the certification was received
  by MFSC on or prior to March 30, 2001) or $1,000,000 or
  more (applies only when the certification is received by
  MFSC on or after April 2, 2001), invested in shares of
  any class or classes of the MFS funds and aggregate
  assets of at least $10 million; provided, however, that
  the CDSC will not be waived (i.e., it will be imposed)
  (a) with respect to plans which establish an account with
  MFSC on or after November 1, 1997, in the event that the
  plan makes a complete redemption of all of its shares in
  the MFS Family of funds, or (b) with respect to plans
  which establish an account with MFSC prior to November 1,
  1997, in the event that there is a change in law or
  regulations which result in a material adverse change to
  the tax advantaged nature of the plan, or in the event
  that the plan and/or sponsoring organization: (i) becomes
  insolvent or bankrupt; (ii) is terminated under ERISA or
  is liquidated or dissolved; or (iii) is acquired by,
  merged into, or consolidated with any other entity.
--------------------------------------------------------------------------------------------------------
Investment in Class A shares by certain retirement plans         V(1)
subject to ERISA, if

The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

The plan records are maintained on a pooled basis by MFSC; and

The sponsoring organization demonstrates to the
satisfaction of MFD that, at the time of purchase, the
employer has at least 200 eligible employees and the plan
has aggregate assets of at least $2,000,000.
--------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED PLANS AND TA PLANS
--------------------------------------------------------------------------------------------------------
A. BENEFIT RESPONSIVE WAIVERS
--------------------------------------------------------------------------------------------------------
o Death, disability or retirement of 401(a) or ESP Plan                     V            V          V
  participant, or death or disability of IRA owner, SRO
  Plan Participant or SAR-SEP Plan Participant.
--------------------------------------------------------------------------------------------------------
o Eligible participant distributions, such as distributions                 V            V          V
  due to death, disability, financial hardship, retirement
  and termination of employment from MFS Serviced Plans and
  nonqualified deferred compensation plans (excluding,
  however, a termination of a plan).
--------------------------------------------------------------------------------------------------------
o Loan from 401(a) or ESP Plan.                                             V            V          V
--------------------------------------------------------------------------------------------------------
o Financial hardship (as defined in Treasury Regulation                     V            V          V
  Section 1.401(k)-l(d)(2), as amended from time to time)
  for 401(a) Plans and ESP Plans.
--------------------------------------------------------------------------------------------------------
o Termination of employment of 401(a) or ESP Plan                           V            V          V
  participant (excluding, however, a termination of the
  Plan).
--------------------------------------------------------------------------------------------------------
o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                    V            V          V
  contributions.
--------------------------------------------------------------------------------------------------------
o Distributions from a 401(a) or ESP Plan that has invested                 V            V          V
  its assets in one or more of the MFS funds for more than
  10 years from the later to occur of (i) January 1, 1993
  or (ii) the date such 401(a) or ESP Plan first invests
  its assets in one or more of the MFS funds. The sales
  charges will be waived in the case of a redemption of all
  of the 401(a) or ESP Plan's shares in all MFS funds
  (i.e., all the assets of the 401(a) or ESP Plan invested
  in the MFS funds are withdrawn), unless immediately prior
  to the redemption, the aggregate amount invested by the
  401(a) or ESP Plan in shares of the MFS funds (excluding
  the reinvestment of distributions) during the prior four
  years equals 50% or more of the total value of the 401(a)
  or ESP Plan's assets in the MFS funds, in which case the
  sales charges will not be waived.
--------------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner, ESP                         V
  participant, SRO Plan participant or 401(a) Plan
  participant has attained the age of 59 1/2 years old.
--------------------------------------------------------------------------------------------------------
o Certain involuntary redemptions and redemptions in                        V            V          V
  connection with certain automatic withdrawals from a
  401(a) Plan.
--------------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner or the                       V            V          V
  401(a), ESP, SRO or SAR-SEP Plan participant, as
  applicable, has attained the age of 70 1/2 years old, but
  only with respect to the minimum distribution under Code
  rules.
--------------------------------------------------------------------------------------------------------

Investments in Class A shares by certain retirement plans        V(1)
(1) subject to ERISA, if, prior to July 1, 1996,

The plan had established an account with MFSC; and

The sponsoring organization had demonstrated to the satisfaction of MFD that either:

The employer had at least 25 employees; or

The total purchases by the retirement plan of Class A shares of the MFS funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

--------------------------------------------------------------------------------------------------------
Investments in Class A shares by certain retirement plans        v(1)
subject to ERISA, if

The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS funds; and

THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY
IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC
PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE
OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR
CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION
INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER
THIS CATEGORY.
--------------------------------------------------------------------------------------------------------
B. CERTAIN TRANSFERS OF REGISTRATION
--------------------------------------------------------------------------------------------------------
o Transfers to an IRA rollover account where any sales                      V            V          V
  charges with respect to the shares being reregistered
  would have been waived had they been redeemed.
--------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------------------
o Where the retirement plan is, at that time, a party to a       V          V
  retirement plan recordkeeping or administrative services
  agreement with MFD or one of its affiliates pursuant to
  which certain of those services are provided by Benefit
  Services Corporation or any successor service provider
  designated by MFD.
--------------------------------------------------------------------------------------------------------
o Where the retirement plan has established an account with      V          V
  MFSC on or after January 1, 2000, and is, at that time, a
  party to a retirement plan recordkeeping or
  administrative services agreement with MFD or one of its
  affiliates pursuant to which such services are provided
  with respect to at least $10 million in plan assets.
--------------------------------------------------------------------------------------------------------
o Shares acquired by retirement plans or trust accounts          V          V
  whose financial intermediaries have entered into an
  administrative services agreement with MFD or one of its
  affiliates to perform certain administrative services,
  subject to certain operational and minimum size
  requirements specified from time to time by MFD or one or
  more of its affiliates.
--------------------------------------------------------------------------------------------------------

(1) Purchases of Class A shares are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase.

WAIVERS FOR 529 TUITION PROGRAMS:

                                                                  SALES CHARGE WAIVED

WAIVER CATEGORY                                                           CLASS       CLASS      CLASS
                                                                          529A        529B       529C
                                                                          ISC         CDSC       CDSC
--------------------------------------------------------------------------------------------------------

A. CERTAIN SPONSORED PLANS
--------------------------------------------------------------------------------------------------------
o Shares acquired on behalf of a group, association or                      V            V          V
  employer sponsored plan, pursuant to guidelines created
  by MFD from time to time.
--------------------------------------------------------------------------------------------------------
B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A,
CLASS B AND CLASS C SHARES
--------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class                    V            V          V
  529A shares, and the CDSC imposed on certain redemptions
  of Class A, Class B and Class C shares, are waived where
  Class 529A, Class 529B and Class 529C shares are acquired
  following the reinvestment of the proceeds of a
  redemption of Class A, Class B and Class C shares,
  respectively, of the same fund; provided however, that
  any applicable CDSC liability on the Class B or Class C
  shares redeemed will carry over to the Class 529B or
  Class 529C shares acquired and for purposes of
  calculating the CDSC, the length of time you have owned
  your Class 529B or Class 529C shares will be measured
  from the date of original purchase of the Class B or
  Class C shares redeemed.
--------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by 529 tuition programs whose sponsors or                 V
  administrators have entered into an administrative
  services agreement with MFD or one of its affiliates to
  perform certain administrative or investment advisory
  services subject to certain operational and minimum size
  requirements specified from time to time by MFD or one or
  more of its affiliates.
--------------------------------------------------------------------------------------------------------
D. QUALIFIED HIGHER EDUCATION EXPENSES
--------------------------------------------------------------------------------------------------------
o Shares redeemed where the redemption proceeds are used to                              V          V
  pay for qualified higher education expenses, which may
  include tuition, fees, books, supplies, equipment and
  room and board (see the program description for further
  information on qualified higher education expenses);
  however the CDSC will not be waived for redemptions where
  the proceeds are transferred or rolled over to another
  tuition program.
--------------------------------------------------------------------------------------------------------
E. SCHOLARSHIP
--------------------------------------------------------------------------------------------------------
o Shares redeemed where the account beneficiary has                                      V          V
  received a scholarship, up to the amount of the
  scholarship.
--------------------------------------------------------------------------------------------------------
F. DEATH OF 529 PLAN BENEFICIARY
--------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the death of the 529 plan                                V          V
  account beneficiary if the shares were held solely for
  the benefit of the deceased individual.
--------------------------------------------------------------------------------------------------------
G. USA COLLEGECONNECT 529 PLAN
--------------------------------------------------------------------------------------------------------
o Shares acquired as a result of the conversion of the USA                  V
  CollegeConnect 529 Plan to the MFS 529 Savings Plan
  (shares acquired after the conversion are not entitled to
  a waiver under this category).

GENERAL WAIVERS:

                                                        SALES CHARGE WAIVED

WAIVER CATEGORY                                              CLASS       CLASS        CLASS      CLASS
                                                             A/529A      A CDSC       B/529B     C/529C
                                                             ISC                      CDSC       CDSC
--------------------------------------------------------------------------------------------------------
A. DIVIDEND REINVESTMENT
--------------------------------------------------------------------------------------------------------
o Shares acquired through dividend or capital gain               V          V            V          V
  reinvestment.
--------------------------------------------------------------------------------------------------------
o Shares acquired by automatic reinvestment of                   V          V            V          V
  distributions of dividends and capital gains of any fund
  in the MFS funds pursuant to the Distribution Investment
  Program.
--------------------------------------------------------------------------------------------------------
B. AFFILIATES OF A MFS FUND/CERTAIN FINANCIAL ADVISERS
--------------------------------------------------------------------------------------------------------
o Shares acquired by officers, eligible directors,               V          V            V          V
  employees (including former employees) and agents of MFS,
  Sun Life, or any of their subsidiary companies.
--------------------------------------------------------------------------------------------------------
o Shares acquired by trustees and retired trustees of any        V          V            V          V
  investment company for which MFD serves as distributor.
--------------------------------------------------------------------------------------------------------
o Shares acquired by employees, directors, partners,             V          V            V          V
  officers and trustees of any subadviser to any MFS fund.
--------------------------------------------------------------------------------------------------------
o Shares acquired by certain family members of any such          V          V            V          V
  individual identified above and their spouses (or legal
  equivalent under applicable state law), and certain
  trusts, pension, profit-sharing or other retirement plans
  for the sole benefit of such persons, provided the shares
  are not resold except to the MFS fund which issued the
  shares.
--------------------------------------------------------------------------------------------------------
o Shares acquired by employees or registered                     V          V            V          V
  representatives (including former employees) of financial
  intermediaries or an employee's spouse (or legal
  equivalent under applicable state law) or employee's
  children under the age of 21. For employees or registered
  representatives of financial intermediaries who
  established an account with MFS prior to May 1, 2006,
  shares acquired by certain family members of employees or
  registered representatives of financial intermediaries
  and their spouses (or legal equivalent under applicable
  state law), and certain trusts, pension, profit-sharing
  or other retirement plans for the sole benefit of such
  persons, provided the shares are not resold except to the
  MFS Fund which issued the shares.
--------------------------------------------------------------------------------------------------------
o Shares acquired by institutional clients of MFS or             V          V            V          V
  MFS Institutional Advisors, Inc.
--------------------------------------------------------------------------------------------------------
C. INVOLUNTARY REDEMPTIONS
--------------------------------------------------------------------------------------------------------
o Shares redeemed at a MFS fund's direction due to the                      V            V          V
  small size of a shareholder's account.
--------------------------------------------------------------------------------------------------------
D. BANK TRUST DEPARTMENTS AND LAW FIRMS
--------------------------------------------------------------------------------------------------------
o Shares acquired by certain bank trust departments  or          V          V
  law firms acting as trustee or manager for trust accounts
  which have entered into an administrative services
  agreement with MFD and are acquiring such shares for the
  benefit of their trust account clients.
--------------------------------------------------------------------------------------------------------
E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF
CLASS I SHARES
--------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class A       V          V
  or Class 529A shares and the contingent deferred sales
  charge imposed on certain redemptions of Class A shares,
  are waived with respect to Class A or Class 529A shares
  acquired of any of the MFS funds through the immediate
  reinvestment of the proceeds of a redemption of Class I
  shares of any of the MFS funds.
--------------------------------------------------------------------------------------------------------
F. SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------------------------------
o Systematic withdrawals with respect to up to 10% per year                              V          V
  (or 15% per year, in the case of accounts registered as
  IRAs where the redemption is made pursuant to Section
  72(t) of the Internal Revenue Code of 1986, as amended)
  of the account value at the time of establishment.
--------------------------------------------------------------------------------------------------------
G. DEATH OF OWNER
--------------------------------------------------------------------------------------------------------
o Shares redeemed on the account of the death of the                                     V          V
  account owner (e.g., shares redeemed by the estate or any
  transferee of the shares from the estate) if the shares
  were held solely in the deceased individual's name, or
  for the benefit of the deceased individual.
--------------------------------------------------------------------------------------------------------
H. DISABILITY OF OWNER
--------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the disability of the                                    V          V
  account owner if shares are held either solely or jointly
  in the disabled individual's name in a living trust for
  the benefit of the disabled individual (in which case a
  disability certification form is required to be submitted
  to MFSC), or shares redeemed on account of the disability
  of the 529 account beneficiary.
--------------------------------------------------------------------------------------------------------
I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by investments through certain dealers         V          V
  (including registered investment advisers and financial
  planners) which have established certain operational
  arrangements with MFD which include a requirement that
  such shares be sold for the sole benefit of clients
  participating in a "wrap" account, mutual fund
  "supermarket" account or a similar program under which
  such clients pay a fee to such dealer.
--------------------------------------------------------------------------------------------------------
J. INSURANCE COMPANY SEPARATE ACCOUNTS
--------------------------------------------------------------------------------------------------------
o Shares acquired by insurance company separate accounts.        V          V
--------------------------------------------------------------------------------------------------------
K. NO COMMISSIONS PAID
--------------------------------------------------------------------------------------------------------
o Shares redeemed where MFD has not paid an up front                        V            V          V
  commission with respect to the sale of the shares,
  provided that such arrangement meets certain conditions
  established by MFD from time to time.
--------------------------------------------------------------------------------------------------------
L. MISCELLANEOUS
--------------------------------------------------------------------------------------------------------
o In connection with settlements reached between certain         V
  broker/dealers and the NASD, SEC, and/or other regulatory
  bodies regarding sales of Class B and Class C shares in
  excess of certain dollar thresholds, the funds will, at
  times, permit shareholders who are clients of these firms
  to redeem Class B and Class C shares of the fund and
  concurrently purchase Class A shares without paying an
  initial sales charge.

--------------------------------------------------------------------------------------------------------

                                                       SAI PART II - APPENDIX D

                      FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of upfront commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 ("Distribution Plan") distribution and service payments received by MFD from the fund, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid from MFD's own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

COMMISSIONS AND DISTRIBUTION PLAN PAYMENTS

Class A, Class 529A, and Class J Shares

For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an upfront commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          5.00%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             4.00%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.75%
--------------------------------------------------------------------------------

Bond Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          4.00%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             3.50%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.75%
------------------------------------------ -------------------------------------

Short-Term Bond Funds

--------------------------------------------------------------------------------
Amount of Purchase                         Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than $50,000                          2.25%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             2.00%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            1.75%
--------------------------------------------------------------------------------
$250,000 but less than $500,000            1.50%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000          1.25%
--------------------------------------------------------------------------------

The difference between the total amount invested and the sum of (a) the net proceeds to the fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class 529A and Class J shares of certain specified funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class 529A shares not subject to an initial sales charge other than by MFS Serviced Plans, MFD may pay financial intermediaries an upfront commission of up to 1% annually of the amount purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares by employer sponsored or payroll deduction 529 plans for which there is no initial sales charge or the Class 529A initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $25,000,000 plus              0.50%
--------------------------------------------------------------------------------
Over $25,000,000                           0.25%
--------------------------------------------------------------------------------

At the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class A shares by MFS Serviced Plans prior to April 2, 2001 (including sales to plans for which account establishment paperwork was received in good order by MFD on or prior to March 30, 2001), for which the initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $2,000,000 plus               1.00%
--------------------------------------------------------------------------------
Over $2,000,000 to $3,000,000 plus         0.80%
--------------------------------------------------------------------------------
Over $3,000,000 to $50,000,000 plus        0.50%
--------------------------------------------------------------------------------
Over $50,000,000                           0.25%
--------------------------------------------------------------------------------

Except for MFS Serviced Plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

In the case of MFS Serviced Plans whose account establishment paperwork was received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by MFS Serviced Plans on or after April 2, 2001 (including, sales to plans for which account establishment paperwork was received in good order by MFD on or after April 2, 2001), for which the initial sales charge is waived, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus                   1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus            0.50%
--------------------------------------------------------------------------------
Over $25,000,000                               0.25%
--------------------------------------------------------------------------------


For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B and Class 529B Shares

Except as noted below, for purchases of Class B and Class 529B shares, MFD will generally pay an upfront commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B shares by a MFS Serviced Plan for which account establishment paperwork was received in good order by MFD between July 1, 1996 and December 31, 1998, MFD will generally pay an upfront commission to financial intermediaries equal to 2.75% of the amount of Class B shares purchased through such financial intermediary. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B shares by a MFS Serviced Plan which established its account with MFSC between January 1, 1999, and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002) and certain other retirement plans as determined by MFD from time to time, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee). This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS fund which seeks to switch to the MFS Recordkeeper Plus product.

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an upfront commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan distribution fee payment of up to 0.75% and some or all of the Distribution Plan service fee payment of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee).

For purchases of Class C shares by an Alliance Plan, MFD will pay upfront commissions or asset-based compensation to financial intermediaries under either option discussed above, at the financial intermediary's discretion.

Class R, Class R1, Class R2, Class R3 and Class R4 Shares

Except as noted below, for purchases of the following R share classes, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to the following rates annually of the average daily net assets of the fund attributable to plan assets (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

------------------------------------------------------------
Class                                 Annual Rate
------------------------------------------------------------

------------------------------------------------------------
Class R1                              0.75%
------------------------------------------------------------
Class R, Class R2, Class R3           0.50%
------------------------------------------------------------
Class R4                              0.25%
------------------------------------------------------------

In addition, MFD may pay financial intermediaries who sell Class R4 shares an upfront commission of up to 0.25% of up to $25 million of a MFS Serviced Plan's initial investment. MFD generally will not pay financial intermediaries receiving this upfront commission an upfront commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time).

For purchases of Class R shares by a MFS Serviced Plan whose account establishment paperwork was received in good order after December 31, 2002, MFD will generally pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
Cumulative Purchase Amount                 Upfront Commission as a Percentage of
                                           Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus               1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus        0.50%
--------------------------------------------------------------------------------
Over $25,000,000                           0.25%
--------------------------------------------------------------------------------

For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class R shares by an Alliance Plan whose account establishment paperwork was received in good order after December 31, 2002, MFD will generally pay financial intermediaries an upfront commission of up to 0.60% of the amount of Class R shares purchased through such financial intermediary.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

529 ADMINISTRATIVE SERVICES FEES, RETIREMENT PLAN ADMINISTRATIVE AND SERVICES FEES, AND SHAREHOLDER SERVICING PAYMENTS

Financial intermediaries may receive all or a portion of the following payments: 529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

OTHER MFD PAYMENTS

Financial intermediaries may receive payments from MFD from MFD's own additional resources that fall within one or more of the following categories, each of which is described in greater detail below, as incentives to market the MFS funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support:

  o Retail Marketing Support Payments;

  o Program Support Payments;

  o Processing Support Payments; and

  o Other Payments.

In determining what types of payments MFD may make to financial intermediaries, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a fund sold or held through programs, such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("retail marketing support payments") and Program Assets ("program support payments").

Retail Marketing Support Payments

MFD may make retail marketing support and/or administrative services payments to financial intermediaries that sell fund shares or provide services to MFD, the fund or shareholders of the fund through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the fund; assistance with fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; and administrative and account maintenance services.

MFD compensates financial intermediaries differently depending upon, among other factors, the level, and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, at the end of each calendar year, the sum of 0.10% of that financial intermediary's total sales of the fund (with respect to each of the Retail Assets and the Program Assets), and 0.05% of the average net assets of the fund attributable to that financial intermediary (with respect to the aggregate of both the Retail Assets and the Program Assets). Since this restriction on retail marketing support payments is based upon both Retail Assets and Program Assets, the retail marketing support payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail marketing support payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, at the end of each calendar year, 0.15% of the average net assets of the fund (Retail Assets and Program Assets) attributable to LPL.

Program Support Payments

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell fund shares or provide services to MFD, the fund, or shareholders of the fund, through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support payments may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, at the end of each calendar year, 0.25% of the average net assets in the program attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time.

Processing Support Payments

MFD may make payments to certain financial intermediaries that sell fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments

From time to time, MFD, from MFD's own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS fund shares (Retail Assets and/or Program Assets) or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

NASD Member Broker/Dealers Receiving Marketing Support, Program Support and/or Processing Support Payments

Set forth below is a list of the member firms of the NASD to which MFD expects as of July 1, 2006 to make Retail Marketing Support, Program Support and/or Processing Support Payments with respect to the funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since July 1, 2006, are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support, Program Support and/or Processing Support Payments to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of MFD. You should ask your financial intermediary if it receives Retail Marketing Support, Program Support or Processing Support Payments from MFD.

401(K) Investment Services, Inc.

A.G. Edwards & Sons, Inc.

ADP Broker-Dealer, Inc.

AIG Financial Advisors, Inc.

Ameriprise Financial Services, Inc.

American General Securities Incorporated

Bear, Stearns Securities Corp.

Becker & Suffern, LTD.

Charles Schwab & Co., Inc.

Chase Investment Services Corp.
Citigroup Global Markets Inc.

Commonwealth Financial Network

CUNA Brokerage Services, Inc.

Fidelity Brokerage Services LLC

Financial Network Investment Corp.

H.D. Vest Investment Services

Hewitt Financial Services LLC

ICMA - RC Services, LLC

IFMG Securities, Inc.

ING Financial Partners, Inc.

Legg Mason Investor Services, LLC

Linsco/Private Ledger Corp.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Securities Inc.

Mid-Atlantic Securities, Inc.

Morgan Stanley DW Inc.

MSCS Financial Services, LLC

Multi Financial Services, Inc.

Paychex Securities Corporation

Piper Jaffray & Co.

Primevest Financial Services, Inc.

Princor Financial Services Corporation

Prudential Investment Management Services LLC

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Dain Rauscher Inc.

State Street Global Markets, LLC

SunTrust Investment Services, Inc.

UBS Financial Services Inc.

U.S. Bancorp Investments, Inc.

UVest Financial Services Group, Inc.

Wachovia Securities, LLC

Wells Fargo Investments LLC

                                                                     APPENDIX E

                        INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your fund.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

BORROWING. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

COUNTRY LOCATION. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

EMERGING MARKETS. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCIES. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor's position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a fund's returns and could result in significant losses to a fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN MARKETS. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

HYBRID INSTRUMENTS. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, "indicators").

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer's creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond's inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

INVERSE FLOATING RATE OBLIGATIONS. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

LENDING OF PORTFOLIO SECURITIES. Lending of portfolio securities will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

LOANS AND OTHER DIRECT INDEBTEDNESS. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information ("MNPI") about the issuers of bank loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer's loans. MFS' decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS' ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS' decision not to receive MNPI under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite MFS' efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS' ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on MFS' ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market's perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix H for a description of bond ratings.

MONEY MARKET INSTRUMENTS. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. In mortgage "dollar roll" transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor's ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

MUNICIPAL INSTRUMENTS. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as "municipal instruments." Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel's opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer's pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations,
(e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower's ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport's service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction's proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the "MSA") entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as "lease obligations"). Generally lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of "non-appropriation," municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

OPTIONS. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the "exercise" or "strike" price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges ("exchange traded options") or privately negotiated transactions (over-the-counter or "OTC options"). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest's price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option's current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest's price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer's credit quality.

REAL ESTATE RELATED INVESTMENTS. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT's manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer's cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

RESTRICTED SECURITIES. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor's performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but may involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

SHORT SALES. A seller may make short sales that are made "against the box" and also those that are not made "against the box." A short sale that is not made "against the box" is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

A seller may also make short sales "against the box," i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

SWAPS AND RELATED DERIVATIVES. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," may be entered into for the same types of hedging or non-hedging purposes as swaps. A "cap" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A "floor" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A "collar" transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor's ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty's creditworthiness deteriorates. If the counterparty defaults, the other party's risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

TEMPORARY DEFENSIVE POSITIONS. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a fund's assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

TENDER OPTION BONDS. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as "PIK bonds." PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

                                                           PART II - APPENDIX F

                            INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, the Fund may not:

(1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                     * * * * * *

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

FOR THE MFS FLOATING RATE HIGH INCOME FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

FOR THE MFS HIGH INCOME FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

FOR THE MFS UTILITIES FUND:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

FOR ALL OTHER FUNDS:

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                     * * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

The Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

FOR ALL OTHER FUNDS:

The Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                     * * * * * *

FOR ALL FUNDS:

Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

                                                           PART II - APPENDIX G

        RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

NAME OF RECIPIENT                              PURPOSE OF DISCLOSURE
-----------------                              ---------------------

MSCI BARRA, Inc.                               Analytical Tool

Bloomberg L.P.                                 Analytical Tool

Board of Trustees                              Fund Governance

Bowne                                          Typesetting and Printing Services

CDS/Computer                                   Software Vendor

Checkfree                                      Software Vendor

eA Data Automation Services, LLC               Data Formatting and Organization
                                               Service

Eagle Investment Systems Corp.                 Accounting System

Ernst & Young LLP                              Independent Registered Public
                                               Accounting Firm

FactSet Research Systems Inc.                  Analytical Tool

GainsKeeper, Inc.                              Accounting System

GFP Acquisition Company, Inc. D.B.A.
GCom2 Solutions                                Software Vendor


G.H. Dean Co.                                  Typesetting and Printing Services

Institutional Shareholder Services Inc.        Proxy Service Provider

Investor Tools Perform                         Analytical Tool

ITG, Inc.                                      Analytical Tool

JP Morgan Chase Bank                           Fund Custodian

Lipper Inc.                                    Publication Preparation

The MacGregor Group                            Software Vendor

Massachusetts Financial Services Co.           Fund Management

MFS Fund Distributors, Inc.                    Fund Distribution

OMGEO LLC                                      Software Vendor

Plexus                                         Analytical Tool

Radianz                                        Software Vendor

Ropes & Gray LLP                               Legal Counsel

Saloman Analytics Inc.                         Analytical Tool

Standard & Poor's Securities Evaluations       Fund Pricing
Services

State Street Bank and Trust Company            Custodian

Sun Capital Advisers LLC*                      Fund Management

Wilshire Analytics/Axiom                       Analytical Tool

* Sun Capital Advisers LLC receives non-public portfolio holdings disclosure regarding the portion of the MFS Diversified Income Fund for which it serves as sub-adviser.

This list is current as of June 30, 2006, and any additions, modifications or deletions to the list that have occurred since June 30, 2006 are not reflected.

                                                                     APPENDIX H

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated "B" are considered speculative and are subject to high credit risk.

CAA: Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

FITCH RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

    o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

    o The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

    o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-`' may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the "AAA" Long-term ratings category, to categories below "CCC," or to Short-term ratings other than "F1." (The +/- modifiers are only used to denote issues within the "CCC" category, whereas issuers are only rated "CCC" without the use of modifiers.)

INVESTMENT ADVISER

MFS Investment Management

500 Boylston Street, Boston, MA 02116

(617) 954-5000



DISTRIBUTOR

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000



CUSTODIANS

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110



JP Morgan Chase Bank

One Chase Manhattan Plaza

New York, NY 10081



SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc.

500 Boylston Street, Boston, MA 02116

Toll free: (800) 225-2606

Mailing Address:

P.O. Box 55824, Boston, MA 02205-5824

                             MFS(R) SERIES TRUST II

                          MFS(R) EMERGING GROWTH FUND

                                     PART C


ITEM 23. EXHIBITS

          1 (a) Amended and Restated Declaration of Trust, dated December
                16, 2004. (25)

            (b) Amendment, dated March 10, 2005, to the Declaration of Trust -
                Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Emerging Growth Fund. (25)

            (c) Amendment, dated April 1, 2005, to the Declaration of Trust -
                Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Emerging Growth Fund. (25)


            (d) Amendment, dated June 29, 2005, to the Declaration of Trust terminating MFS Large Cap Growth Fund. (24)


          2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (26)

            (b) Appendix A, dated June 28, 2005 as revised, dated February 21,
                2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (2)

          3     Form of Share Certificate for Classes of Shares. (6)

          4 Investment Advisory Agreement for the Trust, dated January 1, 2002. (19)

          5 (a) Distribution Agreement between the Trust and MFS Fund
                Distributors, Inc., dated January 1, 1995. (3)


            (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD")
                and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (21)


          6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (11).

            (b) Amendment to the Retirement Plan for Non-Interested Person
                Trustees, dated July 1, 2002. (18)

            (c) Retirement Benefit Deferral Plan, dated July 1, 2002. (1)

            (d) Amended and Restated Trustee Fee Deferral Plan, dated December
                1, 2001. (12)


          7 (a) Master Custodian Agreement between the Registrant and JP
                Morgan Chase Bank, N.A., dated November 13, 2006; filed herewith.

            (b) Fund Accounting Agreement between the Registrant and JP Morgan
                Investor Services Co., dated November 13, 2006; filed herewith.


          8 (a) Shareholder Servicing Agent Agreement, dated September 10,
                1986. (5)


            (b) Amendment to Exhibit B, dated April 1, 2003, to the Amended and
                Restated Shareholder Servicing Agent Agreement. (8)


            (c) Amendment to Shareholder Servicing Agreements, dated February
                22, 2005. (23)

            (d) Dividend Disbursing Agent Agreement, dated February 1, 1986.
                (4)


            (e) Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2006. (7)

            (f) Master 529 Administrative Services Agreement, dated August 1,
                2002. (14)

            (g) Exhibit A, dated July 20, 2004, to the Master 529
                Administrative Services Agreement. (17)

            (h) Addendum, dated October 16, 2002, to the Master 529
                Administrative Services Agreement. (14)

            (i) Master Class R Plan Administration and Service Agreement, dated
                April 1, 2005. (20)

            (j) Exhibit A, dated July 26, 2005, to the Master Class R Plan
                Administration and Service Agreement. (26)

          9 (a) Consent and Opinion of Counsel, dated March 27, 2006. (24)

            (b) Legal Opinion Consent, dated January 24, 2007; filed herewith.

         10 Consent of Deloitte & Touche LLP, dated January 24, 2007; filed herewith.


         11     Not Applicable.

         12     Not Applicable.


         13 (a) Master Distribution Plan pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective April 25, 2006. (15)

            (b) Exhibit A as of July 26, 2006, to the Plan pursuant to Rule
                12b-1 under the Investment Company Act of 1940, amended to include MFS Sector Rotational Fund. (16)

         14 (a) Plan pursuant to Rule 18f-3(d) under the Investment Company
                Act of 1940 effective September 6, 1996, as amended and restated June 25, 2006. (16)

            (b) Exhibit A as of July 26, 2006, to the Plan pursuant to Rule
                18f-3-(d) under the Investment Company Act of 1940, updated to include MFS Sector Rotational Fund. (16)

            (c) Exhibit B to the Plan pursuant to Rule 18f-3(d) under the
                Investment Company Act of 1940, dated June 25, 2006. (16)


         15     Reserved


         16 (a) Code of Ethics as amended and restated effective January 1, 2006, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (13)


            (b) Code of Ethics for Personal Trading and Conduct for
                Non-Management Directors of MFS, effective October 16, 2004.
                (22)

            (c) Code of Ethics for Non-MFS Management Trustees effective
                January 1, 2005. (9)


         Power of Attorney, dated September 1, 2005.  (26)
         Power of Attorney, dated November 1, 2005.  (10)
         Power of Attorney, dated April 25, 2006.  (15)

-------------------
 (1) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

 (2) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.

 (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on March 30, 1995.
 (4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
 (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.
 (6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

 (7) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006

 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the SEC via EDGAR on October 30, 2003.
 (9) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(10) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.
(11) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
(12) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 70 filed with the SEC via EDGAR on March 28, 2002.

(13) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(14) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.

(15) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.
(16) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 2 filed with the SEC via EDGAR on August 25, 2006.

(17) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.
(18) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the SEC via EDGAR on March 28, 2002.
(20) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.

(21) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.

(22) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.
(23) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(24) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the SEC via EDGAR on March 30, 2006.

(25) Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 30, 2005.
(26) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         The Trustees and officers of the Trust and the personnel of the Trust's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

         Reference is hereby made to (a) Article V of the Trust's Amended and Restated Declaration of Trust dated December 16, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 30, 2005, and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income
Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series:
MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has three series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman and Chairman of the Board, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. and Co-Director of Global Research, David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer and Joseph E. Lynch is the Assistant Treasurer and Timothy Tierney is the Tax Officer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS SERIES TRUST XII
         MFS SERIES TRUST XIII
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

         Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         James A. Jessee is a Director and President, Martin E. Beaulieu and Robert J. Manning are Directors, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan and Susan Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

         Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

         MFS DO BRAZIL DESENVOLVIMENT O DE MARCAAO LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

         Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan
S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasure, Joseph E. Lynch is Assistant Secretary and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Maria Dwyer is Chief Compliance Officer, John F. O'Connor and David
J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell
C. Freestone, Ethan D. Corey and Mark D. Kaplan are Assistant Secretaries and Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Timothy F. Tierney is Tax Officer.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Claude Accum is a Director, Chairman of the Board, President and Chief Executive Officer, Martin E. Beaulieu and Ronald Friesen are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Secretary, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries and Timothy
F. Tierney is the Tax Officer.

         MFS INVESTMENT MANAGEMENT K.K. (JAPAN) ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

         Carol W. Geremia and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Mark
N. Polebaum is Secretary, Ethan D. Corey, Jeremy Kream, Susan Newton, Mitchell
C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Carol W. Geremia is Director and President, Deborah H. Miller is Director and Investment Officer, Maureen Leary-Jago and Joseph F. Flaherty are Directors, Paul T. Kirwan is the Treasurer, Ethan D. Corey, Jeremy Kream and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Carol W. Geremia and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Joseph Lynch is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

         MFS INVESTMENT MANAGEMENT COMPANY (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

         Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart           Chief Executive Officer, Sun Life Assurance
                                       Company of Canada, Sun Life Centre, 150
                                       King Street West, Toronto, Ontario,
                                       Canada (Mr. Stewart is also an officer
                                       and/or Director of various subsidiaries
                                       and affiliates of Sun Life)

         C. James Prieur             President and a Director, Sun Life
                                       Assurance Company of Canada, Sun Life
                                       Centre, 150 King Street West, Toronto,
                                       Ontario, Canada (Mr. Prieur is also an
                                       officer and/or Director of various
                                       subsidiaries and affiliates of Sun Life)

         William W. Stinson          Non-Executive Chairman, Sun Life Financial
                                       and Sun Life Assurance Company of
                                       Canada, Sun Life Centre, 150 King Street
                                       West, Toronto, Ontario, Canada;
                                       Chairman, Westshore Terminals Income
                                       Fund, Vancouver, British Columbia;
                                       Director, Grant Forest Products Inc.,
                                       Ontario, Canada and Trustee, Fording
                                       Canadian Coal Trust, Calgary, Alberta

         James C. Baillie            Counsel, Torys, Ontario, Canada; Chair,
                                       Independent Electricity Market Operator,
                                       Ontario, Canada; Chair, Corel
                                       Corporation, Ontario, Canada; Director,
                                       Sun Life Financial, Ontario Canada;
                                       Director, FPI Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                           ADDRESS
                        ----                           -------

         Massachusetts Financial Services           500 Boylston Street
           Company (investment adviser)             Boston, MA  02116

         MFS Fund Distributors, Inc.                500 Boylston Street
           (principal underwriter)                  Boston, MA 02116

         State Street Bank and                      State Street South
           Trust Company (custodian)                5 - West
                                                    North Quincy, MA  02171

         MFS Service Center, Inc.                   500 Boylston Street
           (transfer agent)                         Boston, MA  02116

         Ropes & Gray                               One International Place
           (counsel)                                Boston, MA  02110

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of January 2007.

                                               MFS SERIES TRUST II

                                               By:    MARIA F. DWYER*
                                                      --------------------------
                                               Name:  Maria F. Dwyer
                                               Title: President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on January 26, 2007.

             SIGNATURE                                        TITLE
             ---------                                        -----

MARIA F. DWYER*                      President (Principal Executive Officer)
------------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                   Principal Financial  and Accounting Officer
------------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*                    Trustee
------------------------------
Robert E. Butler


LAWRENCE H. COHN*                    Trustee
------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                    Trustee
------------------------------
David H. Gunning


WILLIAM R. GUTOW*                    Trustee
------------------------------
William R. Gutow


MICHAEL HEGARTY*                     Trustee
------------------------------
Michael Hegarty


J. ATWOOD IVES*                      Trustee
------------------------------
J. Atwood Ives


ROBERT J. MANNING*                   Trustee
------------------------------
Robert J. Manning


LAWRENCE T. PERERA*                  Trustee
------------------------------
Lawrence T. Perera


ROBERT C. POZEN*                     Trustee
------------------------------
Robert C. Pozen


J. DALE SHERRATT*                    Trustee
------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*                   Trustee
------------------------------
Laurie J. Thomsen


ROBERT W. UEK*                       Trustee
------------------------------
Robert W. Uek


                                               *By:  SUSAN S. NEWTON
                                                     --------------------------
                                               Name: Susan S. Newton
                                                     as Attorney-in-fact

                                               Executed by Susan S. Newton on
                                               behalf of those indicated
                                               pursuant to (i) a Power of
                                               Attorney, dated September 1,
                                               2005; incorporated by reference
                                               to MFS Series Trust X (File Nos.
                                               33-1657 and 811-4492)
                                               Post-Effective Amendment No. 57
                                               filed with the SEC via EDGAR on
                                               September 28, 2005 (Atkinson);
                                               (ii) a Power of Attorney, dated
                                               November 1, 2005, incorporated
                                               by reference to MFS Series Trust
                                               X (File Nos. 33-1657 and
                                               811-4492) Post-Effective
                                               Amendment No. 58 filed with the
                                               SEC via EDGAR on November 28,
                                               2005 (Dwyer); and (iii) a Power
                                               of Attorney, dated April 25,
                                               2006; incorporated by reference
                                               to MFS Series Trust IX (File
                                               Nos. 2-50409 and 811-2464)
                                               Post-Effective Amendment No. 62
                                               filed with the SEC via EDGAR on
                                               April 27, 2006 (Trustees).

                               INDEX TO EXHIBITS

EXHIBIT NO.                      DESCRIPTION OF EXHIBITS               PAGE NO.
-----------                      -----------------------               -------

      7 (a) Master Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006.

        (b) Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Co., dated November
             13, 2006.

      9 (b)  Legal Opinion Consent, dated January 24, 2007.

     10      Consent of Deloitte & Touche LLP, dated January
             24, 2007.